EXHIBIT 10.12


                GAS SALES AND PORTFOLIO ADMINISTRATION AGREEMENT


         This Gas Sales And Portfolio Administration Agreement ("Agreement") is entered into the 30th day of August, 2002, for services to begin upon regulatory approval of this Agreement as referenced below, by and between INDIANA GAS COMPANY, INC. ("Buyer") and PROLIANCE ENERGY, LLC ("Seller") (collectively, the "Parties" or individually "Party"). Buyer and Seller agree as follows:

                                    RECITALS
                                    --------

         1. Seller is a limited liability company created and existing under the laws of the State of Indiana, with its registered office at 111 Monument Circle, Suite 2200, Indianapolis, Indiana.

         2. Buyer is a corporation created and existing under the laws of the State of Indiana with its principal place of business at Evansville, Indiana.

         3. This Agreement contains the mutual promises and covenants pursuant to which Buyer as a purchaser of natural gas and portfolio administration services, and Seller as a merchant of natural gas and portfolio administration services, shall perform the transactions described herein.

         4. Under this Agreement, Seller agrees to provide natural gas to Buyer consistent with the terms and conditions contained herein.

         5. This Agreement contains terms that reflect the terms of a negotiated settlement agreement ("Settlement") entered into with non-parties to this Agreement. The Agreement, as part of the Settlement, will be reviewed by the Indiana Utility Regulatory Commission (the "Commission"), and will become effective on the first day of the month following issuance of a final order by the Commission in consolidated Cause Nos. 37394GCA50S1, 37399GCA50S1, and 42233 ("GCA50S1") finding that the Agreement is in the public interest.

         6. This Agreement shall be subject to, and interpreted consistent with, the Settlement.


                                   DEFINITIONS
                                   -----------

         The following terms shall have the following definitions for this Agreement and its Appendices:

         1.       The term "ANR" shall mean ANR Pipeline Company.

         2. The term "Balancing Quantities" shall mean the quantity of Gas which satisfies the difference between the Gas quantities scheduled for delivery to Buyer's Delivery Points and the actual physical flow of Gas taken by Buyer at the Delivery Points.

         3. The term "Btu" shall mean British thermal unit, as defined in Transporter's Tariff

         4. The term "Contract Month" shall mean a calendar month during the effectiveness of this Agreement.

         5. The term "Contract Rates" shall mean to the demand costs as well as the variable costs associated with delivery service as described in Appendix C.

         6. The term "Day" shall be defined as it is defined in Transporter's Tariff, or as applied by Transporter.

         7. The term "Delivery Points" shall mean the points of delivery of Gas from Seller to Buyer as specified in Appendix A.

         8.       The term "FERC" shall mean the Federal Energy Regulatory
                  Commission.

         9.       The term "Gas" shall mean natural gas.

         10. The term "GCIM" shall mean the gas cost incentive mechanism provided for in the Settlement.

         11. The term "Maximum Daily Quantities" or "MDQ" shall mean the maximum quantity of Gas which Seller shall be obligated to supply on a firm basis to Buyer's Delivery Points on a particular day.

         12. The term "Maximum Portfolio Entitlement" shall mean the maximum deliverability that Buyer is entitled to under the Services identified on Appendix C.

         13. The term "Maximum Seasonal Quantities" or "MSQ" shall mean the maximum quantity of Gas which Seller shall be obligated to supply on a firm basis to Buyer's Delivery Points in a Summer or Winter.

         14. The terms "MMBtu", "Dekatherm" or "DTH" shall mean one million (1,000,000) BTUs.

         15. The term "Nominated Daily Quantities" shall mean the quantity of Gas nominated on a particular day for delivery to Buyer's Delivery Points, including deliveries to storage for Buyer.

         16.      The term "PEPL" shall mean Panhandle Eastern Pipe Line
                  Company.

         17. The term "Portfolio Services" shall mean all of the Services that may be utilized to deliver Gas to Buyer, and which are identified on Appendix C.

         18. The term "Summer" shall mean the summer season months of April through October, inclusive.

         19.      The term "TETCO" shall mean Texas Eastern Transmission
                  Corporation.

         20.      The term "Texas Gas" shall mean Texas Gas Transmission
                  Corporation.

         21. The term "Transporter" shall mean the transporting pipeline(s) interconnected with Buyer, including without limitation ANR, PEPL, TL, TETCO or Texas Gas, as applicable to the transaction involved.

         22. The term "Transporter's Tariff" shall mean the tariff provisions of Transporter, as approved by the FERC, or any successor thereto, and Buyer's or Seller's contractual arrangements with Transporter, including changes to such tariff and arrangements made after this Agreement is effective.

         23.      The term "TL" shall mean Trunkline Pipeline Company.

         24. The term "Winter" shall mean the winter season months of November through March, inclusive.

                              ARTICLE 1- GAS SALES
                              --------------------

          1.1. Seller represents and warrants that Seller can and shall stand ready to provide on a firm basis for Buyer's purchase at Buyer's Delivery Points the daily and seasonal quantities of Gas set forth herein. Seller's marketing activities will not be conducted in a manner that compromises the provision of reliable and firm service to Buyer.

          1.2. During the term of this Agreement, unless Seller is unable to meet Buyer's Gas requirements, Buyer agrees that Seller shall be its supplier of Gas. However, Buyer shall have and maintain the right to produce, utilize, purchase or sell any and all:

                  (a) Gas produced in Indiana which Buyer may be required to purchase under Ind. Code ss. 8-1-2-87.6 or any successor provision thereto of the Indiana Code; or

                  (b) Propane.

         1.3. The Maximum Daily Quantities, which Seller shall be obligated to provide on a firm basis at Buyer's Delivery Points, are specified in Appendix B.

         1.4. The Maximum Seasonal Quantities during Winter or Summer, which Seller shall be obligated to provide on a firm basis at the Delivery Points, are specified in Appendix B.

         1.5. Under this Agreement, Seller may fulfill its obligation to provide Gas to Buyer by using contracts entered into by and between Seller and third parties, including suppliers, pipelines and other service providers. Seller shall not be obligated to enter into commitments with suppliers, pipelines, or other service providers, which extend beyond the term or scope of this Agreement. If Seller, in order to serve Buyer, makes any commitments with suppliers, pipelines, or other service providers that extend beyond the end of the term of this Agreement, to the maximum extent permitted by law Buyer shall indemnify Seller for all expenses and costs associated with the continued service or cause the replacement Portfolio Administration Service provider to indemnify Seller for such costs.

         1.6. If FERC should determine that Transporter's Tariff shall cease to apply, in whole or in part, to transactions hereunder, the Parties will promptly meet to determine and negotiate mutually acceptable replacement guidelines and standards. In that event, until an agreement is reached, the most recently effective Transporter's Tariff shall continue to apply for all purposes under this Agreement. Upon acceptance of the replacement guidelines and standards, Buyer and Seller agree to apply the replacement guidelines and standards retroactively to the cessation date of Transporter's Tariff. Any resolution shall be implemented within thirty (30) days of the acceptance of the replacement guidelines and standards.

         1.7 As part of an agreed upon RFP process to be used to determine the provider of gas supply services after March 31, 2007, Seller agrees that it shall designate the pipeline transportation and storage contracts consistent with the timing and process set forth in Article I of the Settlement. In the event that the RFP is not conducted or the Seller is not the bidder selected as a result of the RFP process, Seller shall assign the designated pipeline transportation and storage contracts to the Buyer or the selected bidder, as applicable.

         1.8 To the maximum extent permitted by law, Buyer agrees Seller shall be indemnified and discharged for all contracts held by Seller, which as part of the process described in Section 1.7 are assigned either to Buyer or to a third party who becomes the service provider to Buyer after March 31, 2007, and shall no longer impose any obligations upon Seller once the assignment is made. As a precondition to assignment, and as part of the RFP process, any such third party or Buyer must indemnify Seller, and a discharge and release be provided from the contract counterparty.


                          ARTICLE 2- GAS SALES CHARGES
                          ----------------------------

         2.1 For all Maximum Portfolio Entitlements, Buyer shall pay Seller each Contract Month demand charges consistent with Section 2.5 of the Settlement, as well as variable costs (including without limitation all volumetric charges, GRI, fuel or other variable costs) incurred and associated with the services listed in Appendix C.

         2.2. Buyer shall pay Seller each Contract Month the applicable supplier reservation costs specified in Appendix D.

         2.3. For all commodity quantities, Buyer shall pay Seller each Contract Month those amounts for Gas priced in accordance with Appendix E of the Settlement ("GCIM agreement"), including volumes priced under the price volatility mitigation provisions thereof. All such purchases shall be reported on a monthly basis and shall include documentation necessary for review under the GCIM agreement and in Buyer's gas cost adjustment proceedings under Indiana Code Section 8-1-2-42 (g).

         2.4. Buyer will pay taxes, including Indiana gross receipts tax, which are imposed on or incurred by Seller due to this Agreement or imposed on Buyer with respect to Gas delivered hereunder; provided, however, Buyer shall have no obligation to pay any sales or use taxes for which it delivers to Seller an appropriate exemption certificate.

         2.5 Seller shall auction unutilized pipeline entitlements on Buyer's behalf consistent with the process set forth in Section 2.5 of the Settlement. All revenues Seller receives on Buyer's behalf shall be reported in detail on a monthly basis to Buyer and shall be remitted to Buyer net of reported expenses incurred by Seller in implementation of the auction. After its receipt of such revenue, Buyer will disburse its 15% share of such revenue to Seller.


                              ARTICLE 3- BALANCING
                              --------------------

         3.1. Seller shall provide Buyer with Balancing Quantities as part of its gas sales and portfolio administration services. Seller and Buyer shall be permitted reasonable balancing tolerances. Imbalances shall be made up in kind as agreed to by the Parties.

                  ARTICLE 4- PORTFOLIO ADMINISTRATION SERVICES
                  --------------------------------------------

         4.1. Seller's provision of portfolio administration services shall include without limitation Gas acquisition, scheduling receipt and delivery quantities with Gas suppliers and pipeline transporters, scheduling pipeline storage inventory quantities, providing delivered Gas supplies, supply planning assistance, conducting the capacity auction, and periodic portfolio reporting. Buyer shall retain complete unilateral control of its physical Gas delivery, distribution, storage and transportation facilities.

         4.2. The supply planning procedures set forth in Appendix F to the Settlement will be followed by the Parties in preparing and implementing supply plans.

4.3. Seller and Buyer shall review periodically Buyer's supply requirements and determine the need for potential adjustments to MDQ, MSQ and to delivery service requirements. All adjustments are subject to Seller and Buyer's prior approval.

         4.4 Buyer and Seller will review and discuss FERC regulatory filings that could reasonably be expected to impact the supply services provided to Buyer.


         4.5. In the event this Agreement is terminated for any reason, Buyer shall meet with Seller within five (5) days of notice of termination to reach agreement on the timely return of capacity rights to Buyer. During such a wind-up period, Seller shall continue to provide Buyer with necessary supply services and portfolio administration services to fully meet Buyer's MDQ and MSQ. During the wind up period, the terms and effectiveness of this Agreement shall remain in effect. The wind up period for purposes hereof, may extend up to eighteen (18) months. Unless terminated pursuant to Commission order under IC 8-1-2.5-7, the termination of this Agreement shall not relieve Buyer of its executing obligations under Article V of the Settlement.


                                 ARTICLE 5- TERM
                                 ---------------

5.1. Unless modified by 5.2 below, the term of this Agreement shall commence on the first day of the month following issuance of a final order in GCA50S1 and end on March 31, 2007. If for any reason a successor has not been chosen to assume provision of supply services to Buyer after March 31, 2007, Seller shall continue on a month-to-month basis until a successor is chosen as contemplated under the Settlement.

5.2. Notwithstanding 5.1 above, this Agreement may be terminated prior to March 31, 2007 by either Party in the event of the failure by either Party to perform in any material respect any covenant or obligation set forth in this Agreement, and such failure is not excused by force majeure or cured within fifteen (15) business days after written notice thereof to the Party failing to perform; provided, however, if such failure is incapable of being cured within such fifteen (15) business day period and the Party failing to perform has commenced and is diligently pursuing a cure, such period shall be extended for such time as is reasonably necessary to cure such failure up to ninety (90) days.

         5.3 This Agreement is conditioned on the continued solvency of Buyer and Seller. If one Party becomes insolvent or seeks bankruptcy relief, the other Party may prospectively terminate this Agreement upon prior written notice without further obligation other than to pay for services or Gas previously provided. In such a circumstance, the Parties will implement wind-up provisions designed to continue reliable provision of service delivery of Gas.


                        ARTICLE 6- CHANGES TO APPENDICES
                        --------------------------------

         6.1. The Parties agree to make changes to Appendices attached to this Agreement as necessary to reflect updates to the Agreement. Such changes shall be consistent with the Agreement terms.


                              ARTICLE 7- OPERATIONS
                              ---------------------

         7.1. Buyer and Seller agree to accept for purposes of this Agreement the applicable quality, delivery pressure, measurement and other applicable rules, procedures, guidelines, tariff provisions, contractual arrangements and policies of suppliers or Transporters, as the same may change from time to time.


                            ARTICLE 8- FORCE MAJEURE
                            ------------------------

         8.1. All obligations of the Parties to this Agreement shall be suspended while and only for so long as compliance is prevented by a cause beyond the control of the Party claiming force majeure, such as an Act of God, war, civil disturbance, operational or performance failure or declaration of force majeure by a supplier, leased storage field operator, Transporter, or other service provider, operational flow order(s), federal or state or local law, or binding order of a court or governmental agency, provided the suspension shall be only to the extent performance was prevented by the event of force majeure. A Party claiming force majeure hereunder shall have the duty to make all reasonable efforts to remedy the force majeure condition as promptly as possible.

         8.2. Notice of force majeure must be provided with reasonably full particulars to the other Party at or near the time the Party becomes aware of the force majeure. Notice shall be provided to the designated representatives for Buyer or Seller designated in Appendix F.


                       ARTICLE 9- TRANSPORTATION PENALTIES
                       -----------------------------------

         9.1. Seller shall be liable for all imbalance or other penalties, cash-outs, or other costs imposed on Buyer or Seller by any third party, including without limitation Seller's upstream or other transporters and Transporters, to the extent that such penalties, cash-outs or other costs are caused by Seller's actions or inaction. Buyer shall be liable for all imbalance or other penalties, cash-outs, or other costs imposed on Buyer or Seller by any third parties, including without limitation Seller's upstream or other transporters and Transporters, to the extent that such penalties, cash-outs or other costs are caused by Buyer's actions or inaction.


                         ARTICLE 10- BILLING AND PAYMENT
                         -------------------------------

         10.1. Following each Contract Month, Seller shall furnish, or have furnished, an itemized statement to Buyer stating the amounts due Seller pursuant to this Agreement (the "Statement"). Following the receipt of Seller's Statement, Buyer shall make Payment by the due date. Invoice date, due date, and payment method shall be as specified in Appendix G.

         10.2. Interest shall accrue on all late payments commencing on the applicable due date at the then current prime rate of Bank One of Indiana, or its successor, or the maximum lawful rate, whichever is lower.


                              ARTICLE 11- REMEDIES
                              --------------------

         11.1. If Seller fails to deliver scheduled Gas and such failure to deliver is not excused under Article 8 of this Agreement, then Seller shall reimburse Buyer for the amount of increased cost to Buyer of acquiring replacement Gas as well as additional fees or penalties incurred as a result of and failure to deliver. The amount owed by Seller to Buyer hereunder shall be calculated as the product of (a) the difference, if positive, between the price paid for replacement Gas including any additional penalties, transportation, fuel and other variable costs incurred to receive such replacement Gas, and the then applicable commodity charge, and (b) the difference between the scheduled Gas and the quantity of Gas actually delivered by Seller. Buyer and Seller agree to act in good faith with respect to purchases of such replacement Gas so as to minimize Seller's obligations to Buyer under this Section.

         11.2. If Buyer fails to receive scheduled Gas and such failure to receive is not excused under Article 8 of this Agreement, then Buyer shall reimburse Seller in an amount calculated as the product of (a) the difference, if positive, between the then applicable commodity charge and the price received from a third party purchaser, including any additional penalties, transportation, fuel and other variable costs incurred to deliver Gas to a third party purchaser, and (b) the difference between the scheduled Gas and the quantity of Gas actually received by Buyer. Seller and Buyer agree to cooperate in good faith so as to minimize Buyer's obligations to Seller under this Section.

         11.3 Should the Commission impose enforcement penalties on Buyer which were caused by Seller's intentional non-compliance with the Settlement, Seller shall indemnify and hold harmless Buyer for such penalties, and any costs, fees, or expenses associated with defending such action.




                           ARTICLE 12- CORRESPONDENCE
                           --------------------------

         12.1. Except as provided in Section 8.2, any notice, statement or bill shall be in writing and shall be duly delivered when (a) mailed, postage prepaid, by registered, certified, or first-class mail, or (b) sent by prepaid overnight delivery to the applicable address, or (c) sent by hand delivery, or
(d) sent by facsimile directed to the appropriate person and facsimile number with hard copy also delivered as in (a), (b), or (c) above. Addresses, telephone numbers, and facsimile numbers are specified in Appendix F.


                            ARTICLE 13- MISCELLANEOUS
                            -------------------------

         13.1. This Agreement is subject to all applicable laws, orders, rules, and regulations of any state or federal governmental body or official having jurisdiction and both Seller and Buyer agree that the transactions agreed to hereunder shall be conditioned upon compliance with all such laws, orders, rules and regulations.

         13.2. Seller and Buyer expressly agree that laws of the State of Indiana shall govern the validity, construction, interpretation, and effect of this Agreement.

         13.3. Either Party may pledge, mortgage, or assign its rights hereunder as security for indebtedness. This Agreement is otherwise non-assignable except with the prior written consent of Buyer and Seller.

         13.4. Notwithstanding any other provisions herein, the Parties hereto waive any and all rights, claims, or causes of action arising under this Agreement for incidental, consequential or punitive damages. Buyer shall have the right to enforce any and all terms of this Agreement against Seller. To the extent performance of this Agreement by either Party conflicts with the Settlement, the Parties will take corrective action in order to ensure that performance is in accordance with the Settlement. The Parties acknowledge that a failure to take timely and appropriate corrective action may subject Buyer to compliance measures by third parties pursuant to Article VII of the Settlement.

         13.5. The Parties acknowledge that their respective business records and information are confidential in nature and may contain proprietary and trade secret information. Notwithstanding the foregoing, Seller agrees to provide Buyer access to those records required to verify Seller's statements to Buyer. To the extent access to information is necessary consistent with the Settlement, appropriate protection of proprietary and trade secret information will be afforded.

         13.6. No waiver by either Party of one or more defaults or breaches by the other in performance of any of the terms or provisions of this Agreement shall operate or be construed as a waiver of any future default or breach, whether of a like or of a different character.

         13.7. The terms and conditions contained in this Agreement and its Appendices herein constitute the full and complete agreement between the Parties and any change to be made must be submitted in writing and executed by both Parties. The Parties acknowledge that this Agreement is effective and must be carried out and enforced in a manner consistent with the Settlement.

         13.8. Each Party represents that it has all necessary power and authority to enter into and perform its obligations under this Agreement and that this Agreement constitutes a legal, valid and binding obligation of that Party enforceable against it in accordance with its terms, except as such enforceability may be affected by any bankruptcy law or the application of principles of equity.

         13.9. In the event any of the terms, covenants or conditions of this Agreement, or any amendment hereto, or the application of any such terms, covenants or conditions shall be held invalid as to any Party or circumstance by any court having jurisdiction, all other terms, covenants, or conditions of this Agreement, or any amendment hereto, and their application, shall not be affected thereby and shall remain in full force and effect.

         13.10. If any provision of this Agreement is declared or rendered unlawful by a court of law or regulatory authority with jurisdiction over either of the parties or deemed unlawful because of a statutory or other change in the law, or if either Party suffers a substantial economic detriment due either to a determination relating to this Agreement by such an authority, or as a result of fundamental changes in the marketplace or other substantial changes in existing circumstances, the Parties will promptly meet to determine and negotiate a mutually acceptable agreement on such replacement provisions necessary to maintain the benefits and obligations that arise under this Agreement.

          IN WITNESS WHEREOF, the Parties hereto have executed this Agreement in duplicate originals.


                                    "SELLER"
                                    PROLIANCE ENERGY, LLC


                                    By:/S/ T F Peak
                                       -------------------------------
                                        T F Peak,
                                        Executive Vice President & COO


                                    "BUYER"
                                    INDIANA GAS COMPANY, INC.


                                    By:/S/ William S. Doty
                                       -------------------

                                    Its: Sr. VP
                                         -----------------

 Gas Sales And Portfolio Administration Agreement

                                APPENDICES INDEX

Appendices will be submitted to the Commission as a compliance filing following entry of an Order in Consolidated Cause Nos. 37394GCA50S1, 37399GCA50S1, and 42233.

Title                                  Appendix                   Description
--------------------------------------------------------------------------------------------------------
Buyer's Primary Delivery Points        A                 List Primary Delivery Points on
                                                         appropriate pipelines
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
Buyer's Maximum Quantities             B                 Sets forth in Dth, by month and season, Buyer's
                                                         Maximum Daily Quantities
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Delivery Rights Information            C                 Lists current Transportation Contracts and
                                                         applicable demand costs
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Supplier Reservation Costs             D                 Lists Monthly and Seasonal Supplier
                                                         Reservation Costs
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Commodity Purchases-Gas Cost           E                 Incorporates the GCIM that is part of the
Incentive Mechanism                                      Settlement Agreement
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Notices                                F                 Addresses for purposes of notice to Seller and
                                                         Buyer
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------

Invoice/Payment Data                   G                 Sets invoice date and payment terms
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
"Reserved"                             H                 Reserved for future
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Diversion of Entitlements              I                 Entitlements diverted from and to Buyer - the
                                                         same as current Appendix I
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Portfolio Services                     J - M             Specifics on portfolio services
---------------------------------------------------------------------------------------------------------

68

                Gas Sales And Portfolio Administration Agreement

                                APPENDICES INDEX

Buyer's Primary Delivery Points     A

Buyer's Maximum Quantities          B

Delivery Rights Information         C

Supplier Reservation Costs          D

Commodity Purchases-Gas Cost
 Incentive Mechanism                E

Notices                             F

Invoice/Payment Data                G

"Reserved"                          H

Diversion of Entitlements           I

Portfolio Services                  J - M

                Gas Sales And Portfolio Administration Agreement


                                                                  IGC-Appendix A
Gas Sales And Portfolio Administration Agreement             Original Page No. 1
                                                                  August 1, 2002


                  APPENDIX A - Buyer's Primary Delivery Points

                                North/East System
                                -----------------

Delivery Points
---------------

2509              Dana                  2812    Carpentersville
2510              Danville              2822       Fowlerton
2515              Elwood                2823       Richmond
2516              Fairmount             5233       Anderson 121N Rural
2530              Noblesville           5530       Cent. Ind. Rurals
2531              North Salem           5531       West of Zionsville
2535              Richmond              5532       North of Zionsville
2538              Tipton                5534       East of King
2538              Huntington            5864       King
2597              Crawfordsville        010530010  East Hancock School
2605              Upland                010530030  Hope
2684              Unionport             010530070  Dunkirk
2751              Montpelier            032150100  Muncie
2754              Sheridan              037045550  ANR Storage Facilities ANRNNS
2757              Bloomingdale          NN Service Injection Points
2772              Newport               PEPL IND GAS-INJ
2780              Lebanon               CGCU Points of Interconnection
2795              Anderson              with Citizens Gas & Coke Utility
2796              Zionsville

                                                                  IGC-Appendix A
Gas Sales And Portfolio Administration Agreement             Original Page No. 2
                                                                  August 1, 2002


                  APPENDIX A - Buyer's Primary Delivery Points

                           Central/Terre Haute System
                           --------------------------
Delivery Points
---------------
14411          Bedford                  18422      Sand Cut
14412          Bedford                  18423      Sand Cut
14431          Columbus                 18424      Sand Cut
14432          Columbus                 18451      Clinton
14433          Columbus                 18452      Clinton
14461          Bargersville             18461      Hercules Clinton
14463          Bargersville             18462      Hercules Clinton
14481          Mitchell                 18491      Terre Haute-2
14482          Mitchell                 18492      Terre Haute-2
14491          Needmore                 18511      Terre Haute-4
14492          Needmore                 18521      Stuckey Rd.
14493          Needmore                 18522      Stuckey Rd.
14501          Seymour                  18523      Stuckey Rd.
14511          Waynesville              18531      Rural Inc.
14512          Waynesville              18541      Terre Haute-6
14521          Rural (Mitchell)         18542      Terre Haute-6
14522          Rural (Martinsville)     18571      Magaret (Terre Haute)
14523          Rural (Terre Haute)      18573      Magaret (Terre Haute)
14531          Crane                    037047100  West Shelbyville
14533          Crane                    CGCU       Ponts of Interconection with
                                                   Citizens Gas & Coke Utility
18421          Sand Cut                 70018      TETCO Seymour


                                  South System
                                  ------------

Delivery Point
--------------
17031             Locust, KY
17032             Locust, KY
17041             Moorefield, In.
17042             Moorefield, In.
17251             Crestwood, KY
17252             Crestwood, KY
0

                                                                  IGC-Appendix A
Gas Sales And Portfolio Administration Agreement             Original Page No. 3
                                                                  August 1, 2002


                                Greensburg System
                                -----------------

Delivery Point
--------------
70017        Greensburg
70940        Westport
TETCO        TETCO Storage Facilities



Amendment

         Seller and Buyer agree that this Appendix A may be amended as provided in this Agreement, which amendment ultimately will be memorialized in a revised Appendix A.
----------



PROLIANCE ENERGY, LLC.                                 INDIANA GAS COMPANY, INC.


By:  /S/T F Peak                                   By:  /S/ William S. Doty
     -------------------------                          -----------------------
     Terrence F. Peak                                   William S. Doty
     -------------------------                          -----------------------
Its: Executive Vice President                      Its: Sr. VP
     -------------------------                          -----------------------

                                                                  IGC-Appendix B
Gas Sales And Portfolio Administration Agreement             Original Page No. 1
                                                                  August 1, 2002


                     APPENDIX B - Buyer's Maximum Quantities



Maximum Daily Quantities (in Dth)
---------------------------------

                                        Central/
Month             North/East          Terre Haute             South          Greensburg


November               374,578              216,381              62,583             9,500


December               491,329              276,381              72,687            13,140


January                491,329              276,381              72,687            13,140


February               475,063              249,381              64,687             9,371


March                  386,578              233,381              51,400             6,695


April                  254,578              123,895              37,700            10,300


May                    215,578               84,184              25,066             4,575


June                   175,750               53,327              15,301             3,041


July                   104,000               47,398               8,962             2,038


August                 123,849               53,327              9,7080             2,035


September              205,006               70,327              21,066             7,800


October                232,460              140,000              37,600             6,256



Maximum Seasonal Quantities (in Dth)
------------------------------------

                                   Central/
Month              North/East      Terre Haute       South            Greensburg
-----              ----------      -----------      ----------        ----------
Summer 1999        15,023,560       8,413,028        1,867,753           365,123

Winter 1998-99     38,774,854      22,422,732        5,202,047           832,026

                                                                  IGC-Appendix B
Gas Sales And Portfolio Administration Agreement             Original Page No. 2
                                                                  August 1, 2002


                     APPENDIX B - Buyer's Maximum Quantities





Amendment
---------

         Seller and Buyer agree that this Appendix B may be amended as provided
                                          ----------
in this Agreement, which amendment ultimately will be memorialized in a revised Appendix B.
----------



PROLIANCE ENERGY, LLC.                                 INDIANA GAS COMPANY, INC.


By:  /S/ T F Peak                                  By:  /S/ William S. Doty
     ---------------------------                        ----------------------
     Terrence F. Peak                                   William S. Doty
     ---------------------------                        ----------------------
Its: Executive Vice President                      Its: Sr. VP
     ---------------------------                        ----------------------

                                                                  IGC-Appendix C
Gas Sales And Portfolio Administration Agreement             Original Page No. 1
                                                                  August 1, 2002


                       Appendix C - Portfolio Information



I.   Current Contracts and Contract Rates
             ----------------------------

         The applicable demand costs shall be determined based upon the rates and charges specified in each Transporter's Tariff, including any applicable direct bills, surcharges, or as other costs specified by the sheets identified below, or other applicable sheets, as all of those sheets may be in effect from time to time, and costs arising under applicable agreements, for the applicable term of these agreements, including the agreements identified below, as well as this Agreement. While Seller and Buyer agree that the identified tariff sheets and agreements are intended to be a complete listing of the applicable tariff sheets and applicable agreements, they further agree that the omission of the reference of one or more sheets or agreements from that list will not affect Buyer's obligation to Seller for rates, charges and costs incurred thereunder. Seller shall provide to Buyer all Transporter refunds for the applicable terms which are received by Seller relative to the pipeline tariff sheets listed below. Attachment C shall be revised consistent with Section 2.5 of the Settlement at the appropriate time to reflect the adjusted demand rates.



              Contract No.          Contract Rate
              ------------          -------------

              WSS                           Appendix I

              PSS                           Appendix I

              WDS 2.2                       Appendix J.2.2

              WDS 3                         Appendix J.3

              WDS 4                         Appendix J.4

              WDS 5                         Appendix J.5

              WDS 6                         Appendix J.6

              ADS 1                         Appendix K.1

              ADS 2                         Appendix K.2

              ADS 3                         Appendix K.3

              ADS 4                         Appendix K.4

              ADS 5                         Appendix K.5

             ADS 6                          Appendix K.6

             ADS 7                          Appendix K.7

             ADS 8                          Appendix K.8

             ADS 9                          Appendix K.9

             ADS 10                         Appendix K.10

             ADS 11                         Appendix K.11

             ADS 12                         Appendix K.12

             ADS 13                         Appendix K.13

             SDS 1                          Appendix M.1

                                                                  IGC-Appendix C
Gas Sales And Portfolio Administration Agreement             Original Page No. 2
                                                                  August 1, 2002



Amendment
---------

         Seller and Buyer agree that this Appendix C may be amended from time to
                                          ----------
time by mutual agreement of the Parties, which ultimately will be memorialized in a revised Appendix C.
             ----------



PROLIANCE ENERGY, LLC.                                INDIANA GAS COMPANY, INC.


By:  /S/ T F Peak                                By:  /S/ William S. Doty
     -------------------------                        -------------------------
     Terrence F. Peak                                 William S. Doty
     -------------------------                        -------------------------
Its: Executive Vice President                    Its: Sr. VP
     -------------------------                        -------------------------

                                                                  IGC-Appendix D
Gas Sales And Portfolio Administration Agreement             Original Page No. 1
                                                                  August 1, 2002

                     APPENDIX D - Supplier Reservation Costs



                           Supplier Reservation Costs
                    November 1, 2001 through October 31, 2002


I.   Reserved Commodity Quantities

     a. Monthly Baseload Reserved Quantity (Dth/Day)

                                     System
                                     ------


                                         Central/
Month                    North/East      Terre Haute      Greensburg      South
-----                    ----------      -----------      ----------      -----
November, 2001            35,000            20,000             200         3,000
December, 2001            71,000            25,000             200         5,000
January, 2002             82,000            32,000               0         5,000
February, 2002            50,000            35,000               0         5,000
March, 2002               20,000                 0               0         4,000
April, 2002               73,500            13,000             750         6,000
May, 2002                 83,500            23,000             750         5,000
June, 2002                73,500            23,000             750         5,000
July, 2002                93,500            23,000             900         5,000
August, 2002              93,500            23,000             750         5,000
September, 2002           83,500            23,000             750         5,000
October, 2002             82,000            13,000             750         5,000


Buyer and Seller agree that some portion of the quantities identified as Monthly Baseload Reserved Quantities may be provided at fixed, collared, or hedged prices mutually agreed upon pursuant to the GCIM.

                                                                  IGC-Appendix D
Gas Sales And Portfolio Administration Agreement             Original Page No. 2
                                                                  August 1, 2002


                     APPENDIX D - Supplier Reservation Costs

     b. Daily Swing Reserved Quantity (Dth/Day)

                                     System
                                     ------


                                          Central/
Month                North/East           Terre Haute          Greensburg             South
-----                ----------           -----------          ----------             -----
November, 2001        180,578               90,722                4,800               43,192
December, 2001        174,578               85,722                7,180               41,192
January, 2002         163,578               78,722                7,180               41,192
February, 2002        195,578               75,722                6,000               41,192
March, 2002           195,572              110,722                4,000               42,192
April, 2002           142,078               40,327                4,250               15,006
May, 2002             101,506               30,327                4,300               16,000
June, 2002            107,506               22,327                2,550               16,000
July, 2002             62,000               17,000                1,750               14,000
August, 2002           76,000               22,327                1,900               10,000
September, 2002       131,506               30,327                3,100               16,000
October, 2002         105,006               40,327                4,300               16,000


Buyer and Seller agree that some portion of the quantities identified as Daily Swing Reserved Quantities may be provided at fixed, collared, or hedged prices mutually agreed upon pursuant to the GCIM.



II. Applicable Reservation Rates ($/Dth/Day)


System                                Winter Months (Nov.-Mar.)           Summer Months (Apr.-Oct.)
------                                -------------------------           -------------------------

                                      Monthly          Daily             Monthly            Daily
                                      Index            Index             Index              Index
                                      Reserved         Reserved          Reserved           Reserved
                                      Quantity         Quantity          Quantity           Quantity
                                      --------         --------          --------           --------
North/East                            $0.0009          $0.0052           $0.0025            $0.0052
Central/Terre Haute                   $0.0035          $0.0067           $0.0048            $0.0078
Greensburg                            $0.0054          $0.0054           $0.0054            $0.0054
South                                 $0.0035          $0.0067           $0.0048            $0.0078

                                                                  IGC-Appendix D
Gas Sales And Portfolio Administration Agreement             Original Page No. 3
                                                                  August 1, 2002


                     APPENDIX D - Supplier Reservation Costs




Amendment
---------

         Seller and Buyer agree that this Appendix D may be amended from time to time by mutual agreement of the Parties, which ultimately will be memorialized in a revised Appendix D.





PROLIANCE ENERGY, LLC.                              INDIANA GAS COMPANY, INC.


By:  /S/ T F Peak                                By:  /S/ William S. Doty
     ---------------------------                      ------------------------
     Terrence F. Peak                                 William S. Doty
     ---------------------------                      ------------------------
Its: Executive Vice President                    Its: Sr. VP
     ---------------------------                      ------------------------

                                                                  IGC-Appendix E
Gas Sales And Portfolio Administration Agreement             Original Page No. 1
                                                               September 1, 2002

         APPENDIX E -Commodity Purchases - Gas Cost Incentive Mechanism

The commodity purchased by Buyer shall be provided in accordance with the Commission approved Gas Cost Incentive Mechanism described in Appendix E of the Settlement. All record keeping and reporting shall be performed in a manner consistent with the terms of the GCIM. Seller agrees and acknowledges the reasonableness of the Gas purchases made shall be subject to review to ensure such purchases were made in a manner consistent with the terms of the GCIM.

For Summer Storage Refill:
--------------------------

         For summer refill of leased storage, Buyer shall pay to Seller an amount based on averaging the seven summer monthly indices for the applicable supply area, and based upon presuming storage refill quantities to be equally split between the summer months. For summer refill of company storage, the parties will agree on the extent to which an index average method will be used, after consideration of the operational scheduling needs of company storage. In addition, all other applicable variable costs as identified below shall apply.



For Storage Withdrawals:
------------------------

         For quantities of storage withdrawals for which Buyer has previously paid for commodity, applicable storage withdrawal variable costs as identified below shall apply.



For Applicable Indices:
-----------------------
Contract No.               Contract Rate               Index
------------               -------------               -----

WSS                        Appendix I                  PEPL - Texas, Oklahoma

PSS                        Appendix I                  Texas Gas - Zone SL

WDS 4                      Appendix J.4                Texas Gas - Zone SL

WDS 5                      Appendix J.5                Texas Gas - Zone SL

WDS 6                      Appendix J.6                Trunkline - Louisiana - Onshore South

ADS 1                      Appendix K.1                ANR - Louisiana

ADS 2                      Appendix K.2                TETCO - (ELA, WLA, ETX, STX)

ADS 4                      Appendix K.4                ANR - Louisiana

ADS 5                      Appendix K.5                Chicago-LDCs, large e-us

ADS 6                      Appendix K.6                Texas Gas - Zone SL

ADS 7                      Appendix K.7                Texas Gas - Zone SL

ADS 8                      Appendix K.8                Texas Gas - Zone SL

ADS 9                      Appendix K.9                Texas Gas - Zone SL

ADS 10                     Appendix K.10               Texas Gas - Zone SL

                                                                  IGC-Appendix E
Gas Sales And Portfolio Administration Agreement             Original Page No. 2
                                                               September 1, 2002


                         APPENDIX E- Commodity Purchases

                                   (Continued)



ADS 11                Appendix K.11               PEPL - Texas, Oklahoma

ADS 12                Appendix K.12               PEPL - Texas, Oklahoma

ADS 13                Appendix K.13               TETCO - (ELA, WLA, ETX, STX)



             APPENDIX E- Commodity Purchases - Other Variable Costs



         The other variable costs applicable to Nominated Daily Quantities and Balancing Quantities shall be determined based upon the rates and charges applicable under each transporter's tariff, including the sheets identified below, as well as other applicable sheets, as all of those sheets may be in effect from time to time, and costs arising under applicable agreements, including the agreements identified below, as well as this Agreement.

North/East
----------


PEPL

Contract No.               Contract Rate
------------               -------------

WSS                        Appendix I

PSS                        Appendix I

WDS 2.2                    Appendix J.2.2

WDS 6                      Appendix J.6

ADS 1                      Appendix K.1

ADS 2                      Appendix K.2

ADS 11                     Appendix K.11

ADS 12                     Appendix K.12

SDS 1                      Appendix M.1

                                                                  IGC-Appendix E
Gas Sales And Portfolio Administration Agreement             Original Page No. 3
                                                               September 1, 2002


             APPENDIX E - Commodity Purchases - Other Variable Costs



North/East
----------

ANR

Contract No.               Contract Rate
------------               -------------

WDS 2.2                    Appendix J.2.2

ADS 1                      Appendix K.1



Central/Terre Haute System
--------------------------

Texas Gas Z-3

Contract No.               Contract Rate
------------               -------------

PSS                        Appendix I

WDS 2.2                    Appendix J.2.2

WDS 4                      Appendix J.4

WDS 5                      Appendix J.5

ADS 2                      Appendix K.2

ADS 3                      Appendix K.3

ADS 6                      Appendix K.6

ADS 7                      Appendix K.7

ADS 8                      Appendix K.8



South System
------------

Texas Gas Z-4

Contract No.               Contract Rate
------------               -------------

ADS 3                      Appendix K.3

ADS 9                      Appendix K.9

ADS 10                     Appendix K.10

                                                                  IGC-Appendix E
Gas Sales And Portfolio Administration Agreement             Original Page No. 4
                                                               September 1, 2002


Greensburg System
-----------------

Texas Eastern

Contract No.                        Contract Rate
------------                        -------------

ADS 2                               Appendix K.2

ADS 3                               Appendix K.3

ADS 13                              Appendix K.13



         While Seller and Buyer agree that the identified tariff sheets and agreements are intended to be a complete listing of the applicable tariff sheets and applicable agreements, they further agree that the omission of the reference of one or more sheets or agreements from that list will not affect Buyer's obligation to Seller for rates, charges and costs incurred thereunder.

Amendment
---------

         Seller and Buyer agree that this Appendix E may be amended from time to time by mutual agreement of the Parties, which ultimately will be memorialized in a revised Appendix E.





PROLIANCE ENERGY, LLC                               INDIANA GAS COMPANY, INC.

By:  /S/ T F Peak                                  By:  /S/ William S. Doty
     -------------------------                         -------------------------
     Terrence F. Peak                                  William S. Doty
     -------------------------                         -------------------------
Its: Executive Vice President                     Its: Sr. VP
     -------------------------                         -------------------------

                                                                  IGC-Appendix F
Gas Sales And Portfolio Administration Agreement            Original Page No. 1
                                                                  August 1, 2002


                               Appendix F- Notices

Invoice Information:
--------------------

Buyer:                                        Seller:
-----                                         ------

Indiana Gas Company, Inc.                     D. Short
Gas Control Department                        ProLiance Energy, LLC
Attn.: Stephanie Willis                       111 Monument Circle
20 NW Fourth Street                           Suite 2200
Evansville, In. 47708                         Indianapolis, IN 46204-5178
(812) 491-4732                                (317) 231-6808



Payments:
---------

Buyer:                                         Seller:
-----                                          ------

National City Bank                             LaSalle Bank N.A.
For the Account of:                            For the Account of:
  Indiana Gas Company, Inc.                    ProLiance Energy, LLC
                                               ABA #071000505
                                               ACCT #5800281411

Supply Plans/Operational/Force Majeure:
---------------------------------------

Buyer:                                    Seller:
-----                                     -------

Supply Plans                                    Supply Plans
------------                                    ------------

Stephanie Willis                                Chris Kershner
(812) 491-4732                                  (317) 231-6952

Operational                                     Operational
-----------                                     -----------
Randy Gary                                      Stephen Miner
(812) 491-4730                                  (317) 231-6828

Force Majeure                                   Force Majeure
-------------                                   -------------
Randy Gary (812) 491-4730                       Chris Kershner - (317) 231-6952
Frank Lindsey (812) 491-4670                    Stephen Miner - (317) 231-6828
Gas Controller on Duty (812) 491-4530           Terry Peak - (317) 231-6804
Indiana Gas Company, Inc.                       ProLiance Energy, LLC
20 NW Fourth Street                             111 Monument Circle
Evansville, In. 47708                           Suite 2200
(812) 491-4687 (Telecopy)                       Indianapolis, Indiana 46204-5178
                                                (317) 231-6901 (Telecopy)

All Other Notices:
------------------

Buyer:                                      Seller:
-----                                       ------

Gas Control Department                          ProLiance Energy , LLC
Attn.:  Randy Gary                              Attn:  John R. Talley
20 NW Fourth Street                             111 Monument Circle
Evansville, In. 47708                           Suite 2200
                                                Indianapolis, Indiana 46204-5178

                                                                  IGC-Appendix F
Gas Sales And Portfolio Administration Agreement            Original Page No. 2
                                                                  August 1, 2002



                               APPENDIX F- Notices
                                   (Continued)

Amendment
---------

         Seller and Buyer agree that this Appendix F may be amended from time to
                                          ----------
time as provided in this Agreement, which amendment ultimately will be memorialized in a revised Appendix F.
                          ----------




PROLIANCE ENERGY, LLC.                             INDIANA GAS COMPANY, INC.


By:  /S/ T F Peak                                  By:  /S/ William S. Doty
     -------------------------                          ------------------------
     Terrence F. Peak                                   William S. Doty
     -------------------------                          ------------------------
Its: Executive Vice President                      Its: Sr. VP
     -------------------------                          ------------------------

                                                                  IGC-Appendix G
Gas Sales And Portfolio Administration Agreement             Original Page No. 1
                                                                  August 1, 2002



                        APPENDIX G - Invoice/Payment Data



Invoice Date -     On or before the tenth (10th) day after the Contract Month.



Due Date -         Ten (10) days after receipt of invoice.



Payment Method -   By wire transfer to account specified on invoice.



Amendment
---------

         Seller and Buyer agree that this Appendix G may be amended from time to
                                          ----------
time by mutual agreement of the Parties, which amendment ultimately will be memorialized in a revised Appendix G.
                          ----------




PROLIANCE ENERGY, LLC.                               INDIANA GAS COMPANY, INC.


By:  /S/ T F Peak                                  By:  /S/ William S. Doty
     -------------------------                          ------------------------
     Terrence F. Peak                                   William S. Doty
     -------------------------                          ------------------------
Its: Executive Vice President                      Its: Sr. VP
     -------------------------                          ------------------------

                                                                  IGC-Appendix I
Gas Sales And Portfolio Administration Agreement             Original Page No. 1
                                                                  August 1, 2002



                      APPENDIX I- Diversion of Entitlements



I.  Diversion of Delivered Gas Sales Entitlements From Buyer
    --------------------------------------------------------

Seller shall have the right to schedule entitlements of Buyer to Citizens Gas & Coke Utility, provided that:

         A. Seller shall reimburse Buyer for applicable variable costs Buyer incurs in replacing diverted supply with its own on system gas sources.

         B. If such diversion causes Buyer to incur gas costs related to on system gas sources, Seller shall reimburse Buyer or otherwise assure Buyer suffers no economic detriment from such incurrence of gas costs.

         C. The "Shoulder Month Season" shall be the consecutive months of October, November, December, January, February, March and April during the term of this Agreement. Unless otherwise agreed, the maximum diversion quantity shall not exceed 70,000 Dth on any day, or 1,500,000 Dth for any Shoulder Month Season.

         D. Seller shall administer Buyer's gas supply portfolio such that any diversion will not endanger Buyer's ability to meet system demands.



II.  Diversion of Entitlements to Buyer
     ----------------------------------

Buyer shall have the right to entitlements from Seller, as follows:

   A. Delivered Peaking Sales Service ("PSS")

         1. Seller shall provide Buyer PSS with the following entitlements:

Contract Month         Maximum Daily PSS                 Maximum Annual PSS
--------------         -----------------                 ------------------
December                 50,000 Dth/day                  500,000 Dth during any
January                  50,000 Dth/day                    December, January,
February                 50,000 Dth/day                     February period


         2. Buyer shall pay Seller a demand cost of $2.88 per Dth multiplied by the Maximum Annual PSS and a variable cost of $0.60 for each Dth of PSS nominated for Buyer. Demand costs shall be divided equally among December, January and February invoices. Variable costs shall be invoiced for the month nominated.

         3. For PSS nominated for Buyer, Buyer shall pay Seller the Gas Daily index average for Texas Gas Zone SL for the applicable day.

                                                                  IGC-Appendix I
Gas Sales And Portfolio Administration Agreement             Original Page No. 2
                                                                  August 1, 2002



                      APPENDIX I- Diversion of Entitlements


   B. Delivered Winter Sales Services ("WSS")

         1. Seller shall provide Buyer with WSS with the following entitlements:

Contract Month         Maximum Daily WSS                   Maximum Annual WSS
--------------         -----------------                   ------------------
November                 75,000 Dth/day                   2,250,000 Dth during
December                 75,000 Dth/day                    any winter period.
January                  75,000 Dth/day
February                 75,000 Dth/day
March                    75,000 Dth/day

         2. Buyer shall pay Seller as follows, with such pricing to be adjusted to reflect the Settlement terms at the appropriate time set forth therein:

              a. For WSS Commodity:
                  The applicable PEPL Gas Daily index average commodity price
                                      ---------
                  under this Agreement

              b.  For WSS Variable Costs:
                  $0.30 per Dth utilized.

              c.  For WSS Demand Costs:
                  $2.60 per Dth per year for each Dth of Maximum Annual WSS, billed in equal monthly amounts commencing for April, 1996.

Amendment
---------

         Seller and Buyer agree that this Appendix I may be amended from time to
                                          ----------
time by mutual agreement of the Parties, which amendment ultimately will be memorialized in a revised Appendix I.
                          ----------


PROLIANCE ENERGY, LLC.                             INDIANA GAS COMPANY, INC.


By:  /S/ T F Peak                               By:  /S/William S. Doty
     -------------------------                       ---------------------------
     Terrence F. Peak                                William S. Doty
     -------------------------                       ---------------------------
Its: Executive Vice President                   Its: Sr. VP
     -------------------------                       ---------------------------

                                                              IGC-Appendix J.2.2
Gas Sales And Portfolio Administration Agreement             Original Page No. 1
                                                                  August 1, 2002

                  APPENDIX J.2.2 - Winter Delivery Service 2.2

Winter Delivery Service ("WDS 2.2")

1. WDS 2.2 shall incorporate the no-notice features, cyclability, annual storage deliverability, and other service provisions ("Service Provisions") reflected in ANR FERC Tariffs for ETS, NNS and FSS.
2. Seller shall provide Buyer with WDS2 with the following delivered service entitlements:

Contract Months            Maximum Daily WDS 2.2        Maximum Annual WDS2.2
---------------            ---------------------        ---------------------

November                    59,000 Dth/day              4,400,000 Dth during any
                                                        winter period.
December                    59,000 Dth/day

January                     59,000 Dth/day

February                    59,000 Dth/day

March                       59,000 Dth/day

April-October*              29,000 Dth/day of NNS


         3. Buyer shall pay Seller as follows:

                  a. For WDS 2.2 Commodity:
                             Summer purchase quantities will be
                     determined jointly, by both parties, prior to April 1 of each year. During each summer month, Buyer shall pay Seller one-seventh of the summer purchase quantity times the agreed Monthly Index price. Other purchases shall be agreed upon, by Buyer and Seller; Pursuant to Appendix E.

                  b. For WDS 2.2 Variable Costs:
                             Applicable pipeline costs if any as agreed to by
                     both parties

                  c. For WDS 2.2 Demand Costs as follows :
                             November - March : $401,211
                             April - October : $ 296,820
                     and other applicable costs if any as billed. Total Annual Cost for these services shall be $ 4,083,795. (Not including penalties, overrun charges, etc as mutually agreed upon by both parties.)

         4. WDS 2.2 service expires March 31, 2003.

                                                              IGC-Appendix J.2.2
Gas Sales And Portfolio Administration Agreement             Original Page No. 2
                                                                  August 1, 2002


Amendment
---------

         Seller and Buyer agree that this Appendix J.2.2 may be amended from
                                          --------------
time to time by mutual agreement of the Parties which amendment ultimately will be memorialized in a revised Appendix J.2.2.
                             --------------


PROLIANCE ENERGY, LLC.                             INDIANA GAS COMPANY, INC.


By:  /S/ T F Peak                             By:  /S/ William S. Doty
     --------------------------                    -----------------------------
     Terrence F. Peak                              William S. Doty
     --------------------------                    -----------------------------
Its: Executive Vice President                 Its: Sr. VP
     --------------------------                    -----------------------------

                                                                IGC-Appendix J.3
Gas Sales And Portfolio Administration Agreement             Original Page No. 1
                                                                  August 1, 2002

                    APPENDIX J.3 - Winter Delivery Service 3

Winter Delivery Service 3 TETCO ("WDS 3")

         1. Seller shall provide Buyer with WDS 3 with the following delivered service entitlements:

Contract Month           Maximum Daily WDS 3       Maximum Monthly WDS 3
--------------          -------------------        ---------------------

November                  5,856 Dth/day           5,856 Dth times the number of
                                                  days in the month.

December                  5,856 Dth/day

January                   5,856 Dth/day

February                  5,856 Dth/day

March                     5,856 Dth/day

2. Unless otherwise agreed upon, Seller shall provide entitlements from the Texas Gas /Texas Eastern Interconnect to Buyer's Greensburg system.

         3.Buyer shall pay Seller as follows:

                  a. For WDS 3 Commodity:
                     Purchase quantities will be determined jointly by the parties and priced pursuant to Appendix E.

                  b. For WDS 3 Variable Costs:
                     TETCO Fuels under the effective TETCO rate schedule FT-1.

                  c. For WDS 3 Demand Costs:
                     Monthly Demand Costs of $36,662.66.and other applicable pipeline costs, if any as billed.

         4.       This WDS 3 service expires October 31, 2004.

         5. WDS 3 shall be subject to the provisions of service reflected in TETCO FT-1 tariffs as well as applicable FERC tariffs.

                                                                IGC-Appendix J.3
Gas Sales And Portfolio Administration Agreement             Revised Page No. 2
                                                                  August 1, 2002



Amendment
---------

         Seller and Buyer agree that this Appendix J.3 may be amended from time
                                          ------------
to time by mutual agreement of the Parties which amendment ultimately will be memorialized in a revised Appendix J.3.
                          ------------


PROLIANCE ENERGY, LLC.                              INDIANA GAS COMPANY, INC.


By:  /S/ T F Peak                              By:  /S/ William S. Doty
     -------------------------                      ----------------------------
     Terrence F. Peak                               William S. Doty
     -------------------------                      ----------------------------
Its: Executive Vice President                  Its: Sr. VP
     -------------------------                      ----------------------------

                                                                IGC-Appendix J.4
Gas Sales And Portfolio Administration Agreement             Original Page No. 1
                                                                  August 1, 2002


                    APPENDIX J.4 - Winter Delivery Service 4

         Winter Delivery Service 4 TGT ("WDS4")

         1. Starting November 1, 2002, consistent with Buyer's supply plans, Seller shall provide Buyer with WDS4 with the following delivered service entitlements:

                  Contract Months     Max Nominated             Monthly
                  ---------------     -------------             -------
                    Daily Qty                                   Demand $
                    ---------                                   --------

                 November             20,000 Dth/day            $162,060.00

                 December             20,000 Dth/day            $167,462.00

                 January              20,000 Dth/day            $167,462.00

                 February             20,000 Dth/day            $151,256.00
                                      Leap Year                 $156,658.00
                                      ---------

                 March                20,000 Dth/day            $167,462.00

                 April - October      0 Dth/day                 $0


         Maximum Seasonal Qty         Nov. - Mar.                Apr. - Oct.
         --------------------
                                      3,020,000                          0

        2. Unless otherwise agreed upon, Seller shall provide entitlements to Buyer's Central system.

        3. Buyer shall pay Seller as follows:

           a. For Nominated Commodity as follows:
           Purchase quantities will be determined jointly by the parties and priced pursuant to Appendix E.
                                  ----------

                                                                IGC-Appendix J.4
Gas Sales And Portfolio Administration Agreement             Original Page No. 2
                                                                  August 1, 2002



                  b. For WDS4 Variable Costs:
                     Variable Cost Rates under the effective Texas Gas FT rate schedule.

                  c. For WDS4 Demand Costs:
                     Demand Cost Rate as defined in Paragraph 1.

                  d. For WDS4 Fuel:
                     Fuels under the currently effective Texas Gas FT rate schedule.

        4. WDS4 service expires October 31, 2004.

        5. Sellers provisions of WDS4 shall be subject to the provisions of service reflected in Texas Gas FT tariffs, as well as other Texas Gas FERC tariffs as may be applicable to the provision of those services.

Amendment
---------

     Seller and Buyer agree that this Appendix J.4 may be amended from time
                                      ------------
to time by mutual agreement of the Parties which amendment ultimately will be memorialized in a revised Appendix J.4
                          ------------


PROLIANCE ENERGY, LLC.                                INDIANA GAS COMPANY, INC.


By:  /S/ T F Peak                                By:  /S/ William S. Doty
     -------------------------                        --------------------------
     Terrence F. Peak                                 William S. Doty
     -------------------------                        --------------------------
Its: Executive Vice President                    Its: Sr. VP
     -------------------------                        --------------------------

                                                                IGC-Appendix J.5
Gas Sales And Portfolio Administration Agreement             Original Page No. 1
                                                                  August 1, 2002

                    APPENDIX J.5 - Winter Delivery Service 5

         Winter Delivery Service 5 TGT ("WDS 5")

         1. Starting November 1, 2000, consistent with Buyer's supply plans, Seller shall provide Buyer with WDS 5 with the following delivered service entitlements:

                   Contract Months       Max Nominated             Monthly
                   ---------------       -------------             -------
                     Daily Qty                                     Demand $
                     ---------                                     --------

                   November              13,000 Dth/day            $105,339.00

                   December              13,000 Dth/day            $108,850.30

                   January               13,000 Dth/day            $108,850.30

                   February              13,000 Dth/day            $ 98,316.40
                                         Leap Year                 $101,827.70

                   March                 13,000 Dth/day            $108,850.30

                   April - October       0 Dth/day


         Maximum Seasonal Qty            Nov. - Mar.                Apr. - Oct.
         --------------------
                                         1,963,000                       0

         2. Unless otherwise agreed upon, Seller shall provide entitlements to Buyer's Central system.

         3. Buyer shall pay Seller as follows:

            a. For Nominated Commodity as follows:
            Purchase quantities will be determined jointly by the parties and priced pursuant to Appendix E.

                                                                IGC-Appendix J.5
Gas Sales And Portfolio Administration Agreement             Original Page No. 2
                                                                  August 1, 2002



            b. For WDS 5 Variable Costs:
               The effective Variable Cost Rates and Fuels under
               Texas Gas FT rate schedule and other applicable costs, if any as billed.

            c. For WDS 5 Demand Costs:
               Demand Cost Rate as defined in Paragraph 1 and other applicable costs, if any as billed.

            d. For WDS 5 Fuel:
               Fuels under the currently effective Texas Gas FT rate schedule.


         4. WDS 5 service expires October 31, 2002.

         5. Sellers provisions of WDS 5 shall be subject to the provisions of service reflected in Texas Gas FT tariffs, as well as other Texas Gas FERC tariffs as may be applicable to the provision of those services

Amendment
---------

         Seller and Buyer agree that this Appendix J.5 may be amended from time
                                          ------------
to time by mutual agreement of the Parties which amendment ultimately will be memorialized in a revised Appendix J.5
                          ------------


PROLIANCE ENERGY, LLC.                              INDIANA GAS COMPANY, INC.


By:  /S/ T F Peak                              By:  /S/ William S. Doty
     -------------------------                      ----------------------------
     Terrence F. Peak                               William S. Doty
     -------------------------                      ----------------------------
Its: Executive Vice President                  Its: Sr. VP
     -------------------------                      ----------------------------

                                                                IGC-Appendix J.6
         Gas Sales And Portfolio Administration Agreement    Original Page No. 1
                                                                  August 1, 2002


                    APPENDIX J.6 - Winter Delivery Service 6

         Winter Delivery Service 6 PEPL ("WDS 6")

         1. Starting November 1, 2002, consistent with Buyer's supply plans, Seller shall provide Buyer with WDS 6 with the following delivered service entitlements:

                 Contract Months         Max Nominated
                 ---------------         -------------
                   Daily Qty
                   ---------

                 November                  30,000 Dth/day

                 December                  30,000 Dth/day

                 January                   30,000 Dth/day

                 February                  30,000 Dth/day

                 March                     30,000 Dth/day

                 April - October                0 Dth/day


         Maximum Seasonal Qty           Nov. - Mar.             Apr. - Oct.
         --------------------
                                        4,530,000                    0

         2. Unless otherwise agreed upon, Seller shall provide entitlements to Buyer's North East system.

         3. Buyer shall pay Seller as follows:

            a.  For Nominated Commodity as follows:
                Purchase quantities will be determined jointly by the parties and priced pursuant to Appendix E.


            b.   For WDS 6 Variable Costs:
                 Applicable pipeline costs if any as agreed to by both parties.


            c.   For WDS 6 Monthly Demand Costs as follows :
                 November - March : $ 344,200
                 and other applicable costs if any as billed. Total Annual Cost for these services shall be $ 1,721,000. (Not including penalties, overrun charges, etc as mutually agreed upon by both parties.)

                                                                IGC-Appendix J.6
Gas Sales And Portfolio Administration Agreement             Original Page No. 2
                                                                  August 1, 2002


         4. WDS 6 service expires October 31, 2004.

         5. Sellers provisions of WDS 6 shall be subject to the provisions of service reflected in Panhandle Eastern's and Trunkline Gas Company's EFT & FT tariffs, as well as other Panhandle Eastern and Trunkline Gas Company FERC tariffs as may be applicable to the provision of those services.

Amendment
---------

         Seller and Buyer agree that this Appendix J.6 may be amended from time
                                          ------------
to time by mutual agreement of the Parties which amendment ultimately will be memorialized in a revised Appendix J.6
                          ------------


PROLIANCE ENERGY, LLC.                              INDIANA GAS COMPANY, INC.


By:  /S/ T F Peak                              By:  /S/ William S. Doty
     -------------------------                      ----------------------------
     Terrence F. Peak                               William S. Doty
     -------------------------                      ----------------------------
Its: Executive Vice President                  Its: Sr. VP
     -------------------------                      ----------------------------

                                                                IGC-Appendix K.1
Gas Sales And Portfolio Administration Agreement             Original Page No. 1
                                                                  August 1, 2002

                     APPENDIX K.1 - Annual Delivery Service

Annual Delivery Service ("ADS 1")

         1. Seller shall provide Buyer with ADS 1 with the following nominated delivered service entitlements:

           Contract Months         Maximum Daily ADS 1          Maximum Monthly ADS 1        Monthly
           ---------------         -------------------          ---------------------        -------
                                                                                             Demand $
                                                                                             --------
           November                5,000 Dth/day                5,000 Dth times the number   $36,000.00
                                                                of days in the month.

           December                5,000 Dth/day                                             $37,200.00

           January                 5,000 Dth/day                                             $37,200.00

           February                5,000 Dth/day                                             $33,600.00
                                                                Leap Year                    $34,800.00

           March                   5,000 Dth/day                                             $37,200.00

           April                   5,000 Dth/day                                             $36,000.00

           May                     5,000 Dth/day                                             $37,200.00

           June                    5,000 Dth/day                                             $36,000.00

           July                    5,000 Dth/day                                             $37,200.00

           August                  5,000 Dth/day                                             $37,200.00

           September               5,000 Dth/day                                             $36,000.00

           October                 5,000 Dth/day                                             $37,200.00

         2. Buyer shall pay Seller as follows:

                  a. For ADS 1 Commodity:
                     Purchase quantities will be determined jointly by the parties and priced pursuant to Appendix E.

                  b. For ADS 1 Variable Costs:
                     Applicable pipeline costs if any as agreed to by both parties.

                  c. For ADS1 Demand Costs:
                     Demand Cost Rate as defined in Paragraph 1 and other applicable additional pipeline costs, if any, as billed.

                                                                    Appendix K.1
Gas Sales And Portfolio Administration Agreement             Original Page No. 2
                                                                  August 1, 2002

         3.       This ADS 1 service expires March 31, 2003.

         4. ADS 1 shall be subject to the provisions of service reflected ANR's FERC Tariffs for ETS and Gathering Services as well as applicable FERC tariffs.

Amendment
---------

         Seller and Buyer agree that this Appendix K.1 may be amended from time to time by mutual agreement of the Parties which amendment ultimately will be memorialized in a revised Appendix K.1.



PROLIANCE ENERGY, LLC.                               INDIANA GAS COMPANY, INC.


By:  /S/ T F Peak                               By:  /S/ William S. Doty
     -------------------------                       ---------------------------
     Terrence F. Peak                                William S. Doty
     -------------------------                       ---------------------------
Its: Executive Vice President                   Its: Sr. VP
     -------------------------                       ---------------------------

                                                                IGC-Appendix K.2
Gas Sales And Portfolio Administration Agreement             Original Page No. 1
                                                                  August 1, 2002

                    APPENDIX K.2 - Annual Delivery Service 2

Annual Delivery Service 2 TETCO ("ADS 2")

         1. Seller shall provide Buyer with ADS 2 with the following delivered Service entitlements:

           Contract Months      Maximum Daily ADS 2    Maximum Monthly ADS 2
           ---------------      -------------------   --------------------------

           November              5,806 Dth/day        5,806 Dth times the number
                                                           of days in the month.

           December              5,806 Dth/day

           January               5,806 Dth/day

           February              5,806 Dth/day

           March                 5,806 Dth/day

           April                 5,806 Dth/day

           May                   5,806 Dth/day

           June                  5,806 Dth/day

           July                  5,806 Dth/day

           August                5,806 Dth/day

           September             5,806 Dth/day

           October               5,806 Dth/day

                                                                IGC-Appendix K.2
Gas Sales And Portfolio Administration Agreement             Original Page No. 2
                                                                  August 1, 2002



         2. Buyer shall pay Seller as follows:

                  a. For ADS 2 Commodity:
                      Purchase quantities will be determined jointly by the parties and priced pursuant to Appendix E.

                  b. For ADS 2 Variable Costs:
                     TETCO Variable Cost Rates and Fuels under TETCO FT-1
                     Tariff.

                  c. For ADS 2 Demand Costs:
                     Monthly Demand Costs of $59,261.84 and other applicable pipeline costs, if any as billed.


         3. Term : 3,000 Dth/Day expires October 31, 2004. 2,806 Dth/Day expires October 31, 2005.

         4. ADS 2 shall be subject to the provisions of service reflected in TETCO FT-1 Tariff as well as applicable FERC tariffs.

Amendment
---------

         Seller and Buyer agree that this Appendix K2 may be amended from time to time by mutual agreement of the Parties which amendment ultimately will be memorialized in a revised Appendix K2.



PROLIANCE ENERGY, LLC.                              INDIANA GAS COMPANY, INC.


By:  /S/ T F Peak                             By:   /S/ William S. Doty
     -------------------------                      ----------------------------
     Terrence F. Peak                               William S. Doty
     -------------------------                      ----------------------------
Its: Executive Vice President                 Its:  Sr. VP
     -------------------------                      ----------------------------

                                                                IGC-Appendix K.3
Gas Sales And Portfolio Administration Agreement             Original Page No. 1
                                                                  August 1, 2002

                    APPENDIX K.3 - Annual Delivery Service 3

Annual Delivery Service 3 TGT ("ADS 3")

         1. Seller shall provide Buyer with ADS 3 with the following delivered Service entitlements:

Contract Months     Maximum Daily ADS 3       Maximum Monthly ADS 3        Monthly
---------------     -------------------       ---------------------        ----------
                                                                           Demand $
                                                                           ----------
November            5,856 Dth/day             5,856 Dth times the number   $33,853.54
                                              of days in the month.

December            5,856 Dth/day                                          $34,981.99

January             5,856 Dth/day                                          $34,981.99

February            5,856 Dth/day                                          $31,596.63
                                                           Leap Year       $32,725.08

March               5,856 Dth/day                                          $34,981.99

April               5,856 Dth/day                                          $14,054.40

May                 5,856 Dth/day                                          $14,522.88

June                5,856 Dth/day                                          $14,054.40
July                5,856 Dth/day                                          $14,522.88
August              5,856 Dth/day                                          $14,522.88
September           5,856 Dth/day                                          $14,054.40

October             5,856 Dth/day                                          $14,522.88


         2. Primary Receipt Point: TGT ANR Slaughters Meter. Secondary Receipt
            Point: Indiana Gas Meter #1440.

         3. Primary Delivery Point is the Lebanon Lateral. Secondary within the path is Indiana Gas Meter #1702.

         4. Buyer shall pay Seller as follows:

                  a. For ADS 3 Commodity as follows:
                     Purchase quantities will be determined jointly by the parties and priced pursuant to Appendix E.

                  b. For ADS 3 Variable Costs:
                     TGT Variable Cost Rates and Fuels under the effective TGT FT Rate Schedule

                  c. For ADS 3 Demand Costs:
                     Demand Cost Rate as defined in Paragraph 1 and other applicable pipeline costs, if any as billed.

                                                                IGC-Appendix K.3
Gas Sales And Portfolio Administration Agreement             Original Page No. 2
                                                                  August 1, 2002


         5.   This ADS 3 service expires October 31, 2003.

         6. ADS 3 shall be subject to the provisions of service reflected in the Texas Gas EFT tariff as well as applicable FERC tariffs.

Amendment
---------

         Seller and Buyer agree that this Appendix K.3 may be amended from time to time by mutual agreement of the Parties which amendment ultimately will be memorialized in a revised Appendix K.3.



PROLIANCE ENERGY, LLC.                               INDIANA GAS COMPANY, INC.


By:  /S/ T F Peak                               By:  /S/ William S. Doty
     -------------------------                       ---------------------------
     Terrence F. Peak                                William S. Doty
     -------------------------                       ---------------------------
Its: Executive Vice President                   Its: Sr. VP
     -------------------------                       ---------------------------

                                                                IGC-Appendix K.4
Gas Sales And Portfolio Administration Agreement             Original Page No. 1
                                                                  August 1, 2002

                    APPENDIX K.4 - Annual Delivery Service 4

Annual Delivery Service 4 ("ADS 4")

         1. Starting April 1, 2001, consistent with Buyer's supply plans, Seller shall provide Buyer with ADS 4 with the following delivered Service entitlements:

Contract Months        Maximum Daily ADS 4     Maximum Monthly Winter ADS 4
---------------        -------------------     ----------------------------

Nov - March            30,572 Dth/day          30,572 Dth times the number of
                                               days in the month.

April, May, October    30,572 Dth/day          30,572 Dth times 5 days for each
                                               month.

Max. Annual ADS 4  4,585,800 Dth

         2. Unless otherwise agreed, delivery of these volumes will be into the North/East system.

         3. Buyer shall pay Seller as follows:

              a. For ADS 4 Commodity as follows:
              Purchase quantities will be determined priced at ANR Gulf Index pursuant to Appendix E pricing.

              b. For ADS 4 Variable Costs:
              ANR ACA costs and Fuels under ANR ETS rate schedule for routes from ANR SE Gathering to IGC.

              c. For ADS 4 Demand Costs:
              Demand costs as follows:
                  Nov. - March  $222,870
                  April, May & October $211,726
                  and other applicable pipeline costs, if any, for routes from ANR SE Gathering to IGC.

         4.   This ADS 4 service expires October 31, 2003.

         5. ADS 4 shall be subject to the provisions of service reflected in ANR ETS Service as well as applicable FERC tariffs.

Amendment
---------

         Seller and Buyer agree that this Appendix K.4 may be amended from time to time by mutual agreement of the Parties which amendment ultimately will be memorialized in a revised Appendix K.4.



PROLIANCE ENERGY, LLC.                               INDIANA GAS COMPANY, INC.


By:  /S/ T F Peak                               By:  /S/ William S. Doty
     -------------------------                       --------------------------
     Terrence F. Peak                                William S. Doty
     -------------------------                       --------------------------
Its: Executive Vice President                   Its: Sr. VP
     -------------------------                       --------------------------

                                                               IGC-Appendix K.5
Gas Sales And Portfolio Administration Agreement            Original Page No. 1
                                                                 August 1, 2002

                    APPENDIX K.5 - Annual Delivery Service 5

Annual Delivery Service 5 ("ADS 5")

         1. Starting November 1, 2001, consistent with the Buyer's supply plans, Seller shall provide Buyer with ADS 5 with the following delivered Service entitlements:

           Contract Months         Maximum Daily ADS 5          Maximum Monthly ADS 5           Monthly
           ---------------         -------------------          ---------------------           -------
           Demand $
           --------
           November                8,000 Dth/day                8,000 Dth times the number      $38,400.00
                                                                of days in the month.

           December                8,000 Dth/day                                                $39,680.00

           January                 8,000 Dth/day                                                $39,680.00

           February                8,000 Dth/day                                                $35,840.00
                                                                Leap Year                       $37,120.00

           March                   8,000 Dth/day                                                $39,680.00

           April                   8,000 Dth/day                                                $38,400.00

           May                     8,000 Dth/day                                                $39,680.00

           June                    8,000 Dth/day                                                $38,400.00

           July                    8,000 Dth/day                                                $39,680.00

           August                  8,000 Dth/day                                                $39,680.00

           September               8,000 Dth/day                                                $38,400.00

           October                 8,000 Dth/day                                                $39,680.00

              .

         2. Delivery of these volumes will be into the Central system. 3. Buyer shall pay Seller as follows:

            a. For ADS 5 Commodity as follows:
            Purchase quantities will be determined Priced at Chicago Index pursuant to Appendix E pricing.

            b. For ADS 5 Variable Costs:
            Variable Cost Rates and Fuels under applicable tariffs for Midwestern Gas Transmission (Chicago to Texas Gas Zone 3) and Texas Gas (Zone 3 to Zone 3) (together the "Chicago Route")

                                                               IGC-Appendix K.5
Gas Sales And Portfolio Administration Agreement            Original Page No. 2
                                                                 August 1, 2002


            c. For ADS 5 Demand Costs:
            Demand Cost Rate as defined in Paragraph 1 and other applicable pipeline costs, if any, under applicable tariffs for the Chicago Route.

         4. This ADS 5 service expires October 31, 2003.

         5. ADS 5 shall be subject to the provisions of service reflected in applicable FERC tariffs.

Amendment
---------

         Seller and Buyer agree that this Appendix K.5 may be amended from time
                                          ------------
to time by mutual agreement of the Parties which amendment ultimately will be memorialized in a revised Appendix K.5.
                          ------------


PROLIANCE ENERGY, LLC.                            INDIANA GAS COMPANY, INC.


By:  /S/ T F Peak                            By:  /S/ William S. Doty
     --------------------------                   -----------------------------
     Terrence F. Peak                             William S. Doty
     --------------------------                   -----------------------------
Its: Executive Vice President               Its:  Sr. VP
     --------------------------                   -----------------------------

                                                               IGC-Appendix K.6
Gas Sales And Portfolio Administration Agreement            Original Page No. 1
                                                                 August 1, 2002

                    APPENDIX K.6 - Annual Delivery Service 6

Annual Delivery Service 6 TGT ("ADS 6")

         1. Starting November 1, 2000, consistent with Buyer's supply plans, Seller shall provide Buyer with ADS 6 with the following delivered service entitlements:

         Contract Months         Max Nominated       Max Unnominated         Total MDQ         Monthly
         ---------------         -------------       ----------------      -----------         -------
                                     Daily Qty            Daily Qty                            Demand $
                                     ----------           ---------                            --------

         November                23,240 Dth/day         33,553 Dth/day      56,793 Dth/day     $650,166.28

         December                23,240 Dth/day         33,553 Dth/day      56,793 Dth/day     $671,838.47

         January                 23,240 Dth/day         33,553 Dth/day      56,793 Dth/day     $671,838.47

         February                23,240 Dth/day         33,553 Dth/day      56,793 Dth/day     $606,821.85
                                                                            Leap Year          $628,494.06

         March                   23,240 Dth/day         33,553 Dth/day      56,793 Dth/day     $671,838.47

         April                   15,109 Dth/day         22,455 Dth/day      37,565 Dth/day     $430,044.12

         May                     15,109 Dth/day                             15,109 Dth/day     $178,733.43

         June                    15,109 Dth/day                             15,109 Dth/day     $172,967.83

         July                    15,109 Dth/day                             15,109 Dth/day     $178,733.43

         August                  15,109 Dth/day                             15,109 Dth/day     $178,733.43

         September               15,109 Dth/day                             15,109 Dth/day     $172,967.83

         October                 15,109 Dth/day         29,166 Dth/day      44,275 Dth/day     $523,755.54


Maximum Seasonal Qty                Nov. - Mar.               Apr. - Oct.
--------------------
                                     4,500,000                2,242,666

Unnominated Winter Seasonal Qty                               990,666
-------------------------------

                                                               IGC-Appendix K.6
Gas Sales And Portfolio Administration Agreement            Original Page No. 2
                                                                 August 1, 2002



         2. Unless otherwise agreed upon, Seller shall provide entitlements to Buyer's Central system.

         3. Buyer shall pay Seller as follows:

            a. For Unnominated Quantities:
               Summer purchase quantities will be determined jointly by the parties prior to April 1 of each year to replace quantities delivered during the prior winter season. During each summer month, Buyer shall pay Seller one seventh of the summer purchase quantity times the Texas Gas Monthly Index price.

            b. For Nominated Commodity as follows:
               Purchase quantities will be determined jointly by the parties and priced pursuant to Appendix E.

            c. For ADS 6 Variable Costs:
               Variable Cost Rates under the effective Texas Gas NNS rate schedule and other applicable costs, if any as billed.

            d. For ADS 6 Demand Costs:
               Demand Cost Rate as defined in Paragraph 1 and other applicable costs, if any as billed.

            e. For ADS 6 Fuel:
               Fuels under the currently effective Texas Gas NNS rate schedule.

         4. This ADS 6 service expires October 31, 2003.

         5. Sellers provisions of ADS 6 shall be subject to the provisions of service reflected in Texas Gas NNS tariffs, as well as other Texas Gas FERC tariffs as may be applicable to the provision of those services


 Amendment
----------

         Seller and Buyer agree that this Appendix K.6 may be amended from time to time by mutual agreement of the Parties which amendment ultimately will be memorialized in a revised Appendix K.6



PROLIANCE ENERGY, LLC.                            INDIANA GAS COMPANY, INC.


By:  /S/ T F Peak                            By:  /S/ William S. Doty
     -------------------------                    -----------------------------
     Terrence F. Peak                             William S. Doty
     -------------------------                    -----------------------------
Its: Executive Vice President                Its: Sr. VP
     -------------------------                    -----------------------------

                                                               IGC-Appendix K.7
Gas Sales And Portfolio Administration Agreement            Original Page No. 1
                                                                 August 1, 2002

                    APPENDIX K.7 - Annual Delivery Service 7

Annual Delivery Service 7 TGT ("ADS 7")

               1. Starting November 1, 2000, consistent with Buyer's supply plans, Seller shall provide Buyer with ADS 7 with the following delivered service entitlements:

         Contract Months         Max Nominated       Max Unnominated          Total MDQ          Monthly
         ---------------         -------------       ----------------         -----------        -------
                                  Daily Qty            Daily Qty                                 Demand $
                                  ----------           ---------                                 --------

         November                23,241 Dth/day         33,553 Dth/day        56,794 Dth/day     $650,177.71

         December                23,241 Dth/day         33,553 Dth/day        56,794 Dth/day     $671,850.30

         January                 23,241 Dth/day         33,553 Dth/day        56,794 Dth/day     $671,850.30

         February                23,241 Dth/day         33,553 Dth/day        56,794 Dth/day     $606,832.53
                                                                                Leap Year        $628,505.12

         March                   23,241 Dth/day         33,553 Dth/day        56,794 Dth/day     $671,850.30

         April                   15,109 Dth/day         22,455 Dth/day        37,564 Dth/day     $430,032.67

         May                     15,109 Dth/day                               15,109 Dth/day     $178,733.43

         June                    15,109 Dth/day                               15,109 Dth/day     $172,967.83

         July                    15,109 Dth/day                               15,109 Dth/day     $178,733.43

         August                  15,109 Dth/day                               15,109 Dth/day     $178,733.43

         September               15,109 Dth/day                               15,109 Dth/day     $172,967.83

         October                 15,109 Dth/day         29,166 Dth/day        44,275 Dth/day     $523,755.54




Maximum Seasonal Qty                Nov. - Mar.               Apr. - Oct.
--------------------
                                      4,500,000                2,242,666

Unnominated Winter Seasonal Qty                                990,666
-------------------------------

                                                               IGC-Appendix K.7
Gas Sales And Portfolio Administration Agreement            Original Page No. 2
                                                                 August 1, 2002


2. Unless otherwise agreed upon, Seller shall provide entitlements to Buyer's Central system.

3. Buyer shall pay Seller as follows:

            a. For Unnominated Quantities:
               Summer purchase quantities will be determined jointly by the parties prior to April 1 of each year to replace quantities delivered during the prior winter season. During each summer month, Buyer shall pay Seller one seventh of the summer purchase quantity times the Texas Gas Monthly Index price.

             b. For Nominated Commodity as follows:
                Purchase quantities will be determined jointly by the parties and priced pursuant to Appendix E.

             c. For ADS7 Variable Costs:
                Variable Cost Rates under the effective Texas Gas NNS rate schedule and other applicable costs, if any as billed.

             d. For ADS7 Demand Costs:
                Demand Cost Rate as defined in Paragraph 1 and other applicable pipeline costs, if any as billed.

         4.  This ADS 7 service expires October 31, 2004.

         5. Sellers provisions of ADS 7 shall be subject to the provisions of service reflected in Texas Gas NNS tariffs, as well as other Texas Gas FERC tariffs as may be applicable to the provision of those services

Amendment
---------

         Seller and Buyer agree that this Appendix K.7 may be amended from time
                                          ------------
to time by mutual agreement of the Parties which amendment ultimately will be memorialized in a revised Appendix K.7
                          ------------




PROLIANCE ENERGY, LLC.                               INDIANA GAS COMPANY, INC.


By:  /S/ T F Peak                               By:  /S/ William S. Doty
     --------------------------                      --------------------------
     Terrence F. Peak                                William S. Doty
     --------------------------                      --------------------------
Its: Executive Vice President                   Its: Sr. VP
     --------------------------                      --------------------------

                                                               IGC-Appendix K.8
Gas Sales And Portfolio Administration Agreement            Original Page No. 1
                                                                 August 1, 2002

                    APPENDIX K.8 - Annual Delivery Service 8

Annual Delivery Service 8 TGT ("ADS 8")

               1. Starting November 1, 2000, consistent with Buyer's supply plans, Seller shall provide Buyer with ADS 8 with the following delivered service entitlements:

         Contract Months         Max Nominated       Max Unnominated         Total MDQ           Monthly
         ---------------         -------------       ----------------        -----------         -------
                                   Daily Qty             Daily Qty                               Demand $
                                   ----------            ---------                               --------

         November                23,241 Dth/day         33,553 Dth/day      56,794 Dth/day       $650,177.71

         December                23,241 Dth/day         33,553 Dth/day      56,794 Dth/day       $671,850.30

         January                 23,241 Dth/day         33,553 Dth/day      56,794 Dth/day       $671,850.30

         February                23,241 Dth/day         33,553 Dth/day      56,794 Dth/day       $606,832.53
                                                                              Leap Year          $628,505.12

         March                   23,241 Dth/day         33,553 Dth/day      56,794 Dth/day       $671,850.30

         April                   15,109 Dth/day         22,455 Dth/day      37,564 Dth/day       $430,032.67

         May                     15,109 Dth/day                             15,109 Dth/day       $178,733.43

         June                    15,109 Dth/day                             15,109 Dth/day       $172,967.83

         July                    15,109 Dth/day                             15,109 Dth/day       $178,733.43

         August                  15,109 Dth/day                             15,109 Dth/day       $178,733.43

         September               15,109 Dth/day                             15,109 Dth/day       $172,967.83

         October                 15,109 Dth/day         29,166 Dth/day      44,275 Dth/day       $523,755.54


Maximum Seasonal Qty                Nov. - Mar.               Apr. - Oct.
--------------------
                                     4,500,000                2,242,666
Unnominated Winter Seasonal Qty                               990,666
-------------------------------

                                                               IGC-Appendix K.8
Gas Sales And Portfolio Administration Agreement            Original Page No. 2
                                                                 August 1, 2002



         2. Unless otherwise agreed upon, Seller shall provide entitlements to Buyer's Central system.

         3. Buyer shall pay Seller as follows:

            a. For Unnominated Quantities:
               Summer purchase quantities will be determined jointly by the parties prior to April 1 of each year to replace quantities delivered during the prior winter season. During each summer month, Buyer shall pay Seller one seventh of the summer purchase quantity times the Texas Gas Monthly Index price.

            b. For Nominated Commodity as follows:
               Purchase quantities will be determined jointly by the parties and priced pursuant to Appendix E.

            c. For ADS 8 Variable Costs:
               Variable Cost Rates under the effective Texas Gas NNS rate schedule and other applicable costs, if any as billed.

            d. For ADS 8 Demand Costs:
               Demand Cost Rate as defined in Paragraph 1 and other applicable costs, if any as billed.

            e. For ADS 8 Fuel:
               Fuels under the currently effective Texas Gas NNS rate schedule.

         4. This ADS 8 service expires October 31, 2003.

         5. Sellers provisions of ADS 8 shall be subject to the provisions of service reflected in Texas Gas NNS tariffs, as well as other Texas Gas FERC tariffs as may be applicable to the provision of those services


 Amendment
----------

         Seller and Buyer agree that this Appendix K.8 may be amended from time
                                          ------------
to time by mutual agreement of the Parties which amendment ultimately will be memorialized in a revised Appendix K.8
                          ------------


PROLIANCE ENERGY, LLC.                               INDIANA GAS COMPANY, INC.


By:  /S/ T F Peak                               By:  /S/ William S. Doty
     -------------------------                       --------------------------
     Terrence F. Peak                                William S. Doty
     -------------------------                       --------------------------
Its: Executive Vice President                   Its: Sr. VP
     -------------------------                       --------------------------

                                                               IGC-Appendix K.9
Gas Sales And Portfolio Administration Agreement            Original Page No. 1
                                                                 August 1, 2002

                    APPENDIX K.9 - Annual Delivery Service 9

Annual Delivery Service 9 TGT ("ADS 9")

                  1. Starting November 1, 2000, consistent with Buyer's supply plans, Seller shall provide Buyer with ADS9 with the following delivered service entitlements:

                 Contract Months               Max Nominated               Monthly
                 ---------------               -------------               -------
                   Daily Qty                                               Demand $
                   ---------                                               --------

                 November                      31,000 Dth/day              $312,480.00

                 December                      31,000 Dth/day              $322,896.00

                 January                       31,000 Dth/day              $322,896.00

                 February                      31,000 Dth/day              $291,648.00
                                               Leap Year                   $302,064.00

                 March                         31,000 Dth/day              $322,896.00

                 April                         10,000 Dth/day              $100,800.00

                 May                           10,000 Dth/day              $104,160.00

                 June                          10,000 Dth/day              $100,800.00

                 July                          10,000 Dth/day              $104,160.00

                 August                        10,000 Dth/day              $104,160.00

                 September                     10,000 Dth/day              $100,800.00

                 October                       10,000 Dth/day              $104,160.00


Maximum Seasonal Qty                Nov. - Mar.               Apr. - Oct.
--------------------
                                     4,681,000                2,140,000

                                                               IGC-Appendix K.9
Gas Sales And Portfolio Administration Agreement            Original Page No. 2
                                                                 August 1, 2002



         2. Unless otherwise agreed upon, Seller shall provide entitlements to Buyer's South system.

         3. Buyer shall pay Seller as follows:

            a. For Nominated Commodity as follows:
            Purchase quantities will be determined jointly by the parties and priced pursuant to Appendix E.

            b. For ADS 9 Variable Costs:
            Variable Cost Rates under the effective Texas Gas FT rate schedule and other applicable costs, if any as billed.

            c. For ADS 9 Demand Costs:
            Demand Cost Rate as defined in Paragraph 1 and other applicable costs, if any as billed.

            d. For ADS 9 Fuel:
            Fuels under the currently effective Texas Gas FT rate schedule.

         4. This ADS 9 service expires October 31, 2003.

         5. Sellers provisions of ADS 9 shall be subject to the provisions of service reflected in Texas Gas FT tariffs, as well as other Texas Gas FERC tariffs as may be applicable to the provision of those services.

Amendment
---------

         Seller and Buyer agree that this Appendix K.9 may be amended from time
                                          ------------
to time by mutual agreement of the Parties which amendment ultimately will be memorialized in a revised Appendix K.9
                          ------------




PROLIANCE ENERGY, LLC.                              INDIANA GAS COMPANY, INC.


By:  /S/ T F Peak                              By:  /S/ William S. Doty
     --------------------------                     ---------------------------
     Terrence F. Peak                               William S. Doty
     --------------------------                     ---------------------------
Its: Executive Vice President                  Its: Sr. VP
     --------------------------                     ---------------------------

                                                              IGC-Appendix K.10
Gas Sales And Portfolio Administration Agreement            Original Page No. 1
                                                                 August 1, 2002

                   APPENDIX K.10 - Annual Delivery Service 10

Annual Delivery Service 10 TGT ("ADS 10")

         1. Starting November 1, 2000, consistent with Buyer's supply plans, Seller shall provide Buyer with ADS 10 with the following delivered service entitlements:

         Contract Months        Max Nominated        Max Unnominated         Total MDQ           Monthly
         ---------------        -------------        ---------------         ---------           -------
                                  Daily Qty          Daily Qty                                   Demand $
                                  ---------          ---------                                   --------

         November                15,192 Dth/day      26,495 Dth/day          41,687 Dth/day      $559,647.98

         December                15,192 Dth/day      26,495 Dth/day          41,687 Dth/day      $578,302.91

         January                 15,192 Dth/day      26,495 Dth/day          41,687 Dth/day      $578,302.91

         February                15,192 Dth/day      26,495 Dth/day          41,687 Dth/day      $522,338.11
                                                                             Leap Year           $540,993.04

         March                   15,192 Dth/day      26,495 Dth/day          41,687 Dth/day      $578,302.91

         April                   11,066 Dth/day      17,417 Dth/day          28,483 Dth/day      $382,384.28

         May                     11,066 Dth/day                              11,066 Dth/day      $153,513.09

         June                    11,066 Dth/day                              11,066 Dth/day      $148,561.05

         July                    11,066 Dth/day                              11,066 Dth/day      $153,513.09

         August                  11,066 Dth/day                              11,066 Dth/day      $153,513.09

         September               11,066 Dth/day                              11,066 Dth/day      $148,561.05

         October                 11,066 Dth/day      22,716 Dth/day          33,782 Dth/day      $468,640.80


Maximum Seasonal Qty                        Nov. - Mar.            Apr. - Oct.
--------------------
                                            3,462,143              1,200,000
Unnominated Winter Seasonal Qty             1,168,151
-------------------------------

                                                              IGC-Appendix K.10
Gas Sales And Portfolio Administration Agreement            Original Page No. 2
                                                                 August 1, 2002



        2. Unless otherwise agreed upon, Seller shall provide entitlements to Buyer's South system.

        3. Buyer shall pay Seller as follows:

              a. For Unnominated Quantities:
              Summer purchase quantities will be determined jointly by the parties prior to April 1 of each year to replace quantities delivered during the prior winter season. During each summer month, Buyer shall pay Seller one seventh of the summer purchase quantity times the Texas Gas Monthly Index price.

              b. For Nominated Commodity as follows:
              Purchase quantities will be determined jointly by the parties and priced pursuant to Appendix E.

              c. For ADS 10 Variable Costs:
              Variable Cost Rates under the effective Texas Gas NNS rate\ schedule and other applicable costs, if any as billed.

              d. For ADS 10 Demand Costs:
              Demand Cost Rate as defined in Paragraph 1 and other applicable costs, if any as billed.

              e. For ADS 10 Fuel:
              Fuels under the currently effective Texas Gas NNS rate schedule.


        4. This ADS 10 service expires October 31, 2003.

        5. Sellers provisions of ADS 10 shall be subject to the provisions of service reflected in Texas Gas NNS tariffs, as well as other Texas Gas FERC tariffs as may be applicable to the provision of those services.

Amendment
---------

         Seller and Buyer agree that this Appendix K.10 may be amended from time
                                          -------------
to time by mutual agreement of the Parties which amendment ultimately will be memorialized in a revised Appendix K.10
                          -------------



PROLIANCE ENERGY, LLC.                              INDIANA GAS COMPANY, INC.


By:  /S/ T F Peak                              By:  /S/ William S. Doty
     --------------------------                     ---------------------------
     Terrence F. Peak                               William S. Doty
     --------------------------                     ---------------------------
Its: Executive Vice President                  Its: Sr. VP
     --------------------------                     ---------------------------

                                                              IGC-Appendix K.11
Gas Sales And Portfolio Administration Agreement            Original Page No. 1
                                                                 August 1, 2002

                   APPENDIX K.11 - Annual Delivery Service 11

Annual Delivery Service 11 ("ADS 11")

         1. Starting March 1, 1999, consistent with the Buyer's supply plans, Seller shall provide Buyer with ADS 11 with the following delivered Service entitlements:

         Contract Months       Maximum Daily ADS 11          Maximum Monthly ADS 11          Monthly
         ---------------       --------------------          ----------------------          -------
                                                                                             Demand $
                                                                                             --------
         March                 51,431 Dth/day                51,431 Dth times the number     $647,151.13
                                                             of days in the month.
         April                 51,431 Dth/day                                                $626,275.29

         May                   51,431 Dth/day                                                $647,151.13

         June                  51,431 Dth/day                                                $626,275.29

         July                  51,431 Dth/day                                                $647,151.13

         August                51,431 Dth/day                                                $647,151.13

         September             51,431 Dth/day                                                $626,275.29

         October               51,431 Dth/day                                                $647,151.13

         November              51,431 Dth/day                                                $626,275.29

         December              51,431 Dth/day                                                $647,151.13

         January               51,431 Dth/day                                                $647,151.13

         February              51,431 Dth/day                                                $584,523.60
                                                                        Leap Year            $605,399.44



         2. Delivery of these volumes will be into the Northeast system.

         3. Buyer shall pay Seller as follows:

            a. For ADS 11 Commodity as follows:
            Purchase quantities will be determined pursuant to Appendix E pricing.

            b. For ADS 11 Variable Costs:
            Variable cost of $.0280/Dth Fuels under applicable tariffs for Panhandle Eastern EFT and other applicable pipeline costs if any.

            c. For ADS 11 Demand Costs:
             Monthly Demand Cost Rate as defined in Paragraph 1 and other applicable pipeline costs if any.


                                                              IGC-Appendix K.11
Gas Sales And Portfolio Administration Agreement            Original Page No. 2
                                                                 August 1, 2002

         4.   This ADS 11 service expires March 31, 2003.

         5. Sellers provisions of ADS 11 shall be subject to the provisions of service reflected in Panhandle Eastern EFT tariffs, as well as other Panhandle Eastern FERC tariffs as may be applicable to the provision of those services.

Amendment

         Seller and Buyer agree that this Appendix K.11 may be amended from time to time by mutual agreement of the Parties which amendment ultimately will be memorialized in a revised Appendix K.11.



PROLIANCE ENERGY, LLC.                            INDIANA GAS COMPANY, INC.


By:  /S/ T F Peak                            By:  /S/ William S. Doty
     --------------------------                   -----------------------------
     Terrence F. Peak                             William S. Doty
     --------------------------                   -----------------------------
Its: Executive Vice President                Its: Sr. VP
     --------------------------                   -----------------------------

                                                              IGC-Appendix K.12
Gas Sales And Portfolio Administration Agreement            Original Page No. 1
                                                                 August 1, 2002

                   APPENDIX K.12 - Annual Delivery Service 12

Annual Delivery Service 12 ("ADS 12")

         1. Starting April 1, 2002, consistent with Buyer's supply plans, Seller shall provide Buyer with ADS 12 with the following delivered service entitlements:

                               Max Annual                      Max
                               ----------                      ---
         Contract               Nominated                Unnominated
         --------               ---------                -----------
         Months                  Daily Qty                Daily Qty             Total MDQ
         ------                  ---------                ---------             ---------
           April               128,575 Dth/day           10,000 Dth/day*        138,575 Dth/day

           May                 128,575 Dth/day                                  128,575 Dth/day

           June                128,575 Dth/day                                  128,575 Dth/day

           July                128,575 Dth/day                                  128,575 Dth/day

           August              128,575 Dth/day                                  128,575 Dth/day

           September           128,575 Dth/day                                  128,575 Dth/day

           October             128,575 Dth/day          10,000 Dth/day*         138,575 Dth/day

           November            128,575 Dth/day         100,000 Dth/day          228,575 Dth/day

           December            128,575 Dth/day         100,000 Dth/day          228,575 Dth/day

           January             128,575 Dth/day         100,000 Dth/day          228,575 Dth/day

           February            128,575 Dth/day         100,000 Dth/day          228,575 Dth/day

           March               128,575 Dth/day         100,000 Dth/day          228,575 Dth/day



Maximum Unnominated Qty.   Oct. - April
-----------------------
                            9,059,700

* Subject to nomination and availability within Maximum Unnominated Qty.
                                                        ---------------

                                                              IGC-Appendix K.12
Gas Sales And Portfolio Administration Agreement            Original Page No. 2
                                                                 August 1, 2002

         2. Unless otherwise agreed upon, delivery of these volumes will be into the Northeast system.

         3. Buyer shall pay Seller as follows:

            a. For Unnominated Quantities:
            Summer purchase quantities will be determined jointly by the parties prior to April 1 of each year to replace quantities delivered during the prior winter season. During each summer month, Buyer shall pay Seller one seventh of the summer purchase quantity times the Panhandle Eastern Gas Monthly Index price.

           b. For Nominated Quantities as follows:
           Purchase quantities will be determined jointly by the parties and priced pursuant to Appendix E.

           c. Fuels under applicable tariffs for Panhandle Eastern EFT, FS and other applicable pipeline costs if any.

           d. For ADS 12 Nominated Quantities Variable Costs :
           Applicable pipeline costs if any as agreed to by both parties.

           e. For ADS 12 Demand Costs as follows :
                  April - October: $ 2,635,101
                  November - March : $ 2,733,347
           and other applicable costs if any as billed. Total Annual Cost for these services shall be $ 32,112,439. (Not including penalties, overrun charges, etc as mutually agreed upon by both parties.)

         4. Term : 50,000 Dth/day of Unnominated Quantity expires March 31, 2003. 77,144 Dth/day of Nominated Quantity expires March 31, 2003. 50,000 Dth/day of Unnominated Quantity expires March 31, 2004. 51,431 Dth/day of Nominated Quantity expires March 31, 2004.

         5. Sellers provisions of ADS 12 shall be subject to the provisions of PEPL EFT, FS, & GDS Tariffs as well as applicable FERC tariffs.

         6. Additionally, Seller will provide Buyer a 10,000 Dth/Day point balancing service.

Amendment
---------

         Seller and Buyer agree that this Appendix K.12 may be amended from time
                                          -------------
to time by mutual agreement of the Parties which amendment ultimately will be memorialized in a revised Appendix K.12.
                          -------------


PROLIANCE ENERGY, LLC.                             INDIANA GAS COMPANY, INC.


By:  /S/ T F Peak                             By:  /S/ William S. Doty
     --------------------------                    ----------------------------
     Terrence F. Peak                              William S. Doty
     --------------------------                    ----------------------------
Its: Executive Vice President                 Its: Sr. VP
     --------------------------                    ----------------------------

                                                              IGC-Appendix K.13
Gas Sales And Portfolio Administration Agreement            Original Page No. 1
                                                                 August 1, 2002

                   APPENDIX K.13 - Annual Delivery Service 13

Annual Delivery Service 13 ("ADS 13")

         1. Starting August 1, 2002, consistent with Buyer's supply plans, Seller shall provide Buyer with ADS 13 with the following delivered service entitlements:

                              Max Annual                      Max
                              ----------                      ---
         Contract               Nominated                Unnominated
         --------               ---------                -----------
         Months                  Daily Qty                Daily Qty             Total MDQ
         ------                  ---------                ---------             ---------

           October             3,810 Dth/day              3,563 Dth/day         7,373 Dth/day

           November            3,810 Dth/day              3,563 Dth/day         7,373 Dth/day

           December            3,810 Dth/day              3,563 Dth/day         7,373 Dth/day

           January             3,810 Dth/day              3,563 Dth/day         7,373 Dth/day

           February            3,810 Dth/day              3,563 Dth/day         7,373 Dth/day

           March               3,810 Dth/day              3,563 Dth/day         7,373 Dth/day

           April               3,810 Dth/day              3,563 Dth/day         7,373 Dth/day

           May                 3,810 Dth/day              3,563 Dth/day         7,373 Dth/day

           June                3,810 Dth/day              3,563 Dth/day         7,373 Dth/day

           July                3,810 Dth/day              3,563 Dth/day         7,373 Dth/day

           August              3,810 Dth/day              3,563 Dth/day         7,373 Dth/day

          September            3,810 Dth/day              3,563 Dth/day         7,373 Dth/day


Maximum Unnominated Qty.   Nov. - Oct.
------------------------    213,750

                                                              IGC-Appendix K.13
Gas Sales And Portfolio Administration Agreement            Original Page No. 2
                                                                 August 1, 2002

         2. Unless otherwise agreed upon, delivery of these volumes will be into the Greensburg system.

         3. Buyer shall pay Seller as follows:

            a. For Unnominated Quantities:
            Summer purchase quantities will be determined jointly by the parties prior to April 1 of each year to replace quantities delivered during the prior winter season. During each summer month, Buyer shall pay Seller one seventh of the summer purchase quantity times the Texas Eastern Gas Monthly Index price.

            b. For Nominated Quantities as follows:
            Purchase quantities will be determined jointly by the parties and priced pursuant to Appendix E.

            c. Fuels under applicable tariffs for Texas Eastern SCT & SS-1 and other applicable pipeline costs if any.

            d. For ADS 13 Nominated Quantities Variable Costs :
            Variable costs under applicable tariffs for Texas Eastern SCT tariff and other pipeline costs as agreed to by both parties.

            e. For ADS 13 Un-nominated Quantities Variable Costs :
            Variable costs under applicable tariffs for Texas Eastern SS-1 tariff and other pipeline costs as agreed to by both parties.

            f. For ADS 13 Nominated Demand Costs as follows :
                       September - August : $ 19,317.04
            and other applicable costs if any as billed. (Not including penalties, overrun charges, etc as mutually agreed upon by both parties.)

            g. For ADS 13 Un-nominated Demand Costs as follows :
                       September - August : $ 21,821.33
            and other applicable costs if any as billed.

         4. Term : Nominated Quantity expires October 31, 2003. Unnominated Quantity expires April 30, 2005.

         5. Sellers provisions of ADS 13 shall be subject to the provisions of TETCO SCT & SS-1 Tariffs as well as applicable FERC tariffs.


Amendment
---------

         Seller and Buyer agree that this Appendix K.13 may be amended from time
                                          -------------
to time by mutual agreement of the Parties which amendment ultimately will be memorialized in a revised Appendix K.13.
                          -------------

PROLIANCE ENERGY, LLC.                             INDIANA GAS COMPANY, INC.


By:  /S/ T F Peak                              By: /S/ William S. Doty
     --------------------------                    ----------------------------
     Terrence F. Peak                               William S. Doty
     --------------------------                    ----------------------------
Its: Executive Vice President                  Its: Sr. VP
     --------------------------                     ---------------------------

                                                               IGC-Appendix M.1
Gas Sales And Portfolio Administration Agreement            Original Page No. 1
                                                                 August 1, 2002

                    APPENDIX M.1 - Summer Delivery Service 1

Summer Delivery Service 1 ("SDS 1")

         1. Starting April 1, 2002, consistent with the Buyer's supply plans, Seller shall provide Buyer with SDS 1 with the following delivered Service entitlements:

Contract Months          Maximum Daily SDS1          Maximum Monthly SDS1              Monthly
---------------          ------------------          --------------------              -------
                                                                                       Demand $
                                                                                       --------
April                    30,113 Dth/day              30,113 Dth times the number       $121,325.28
                                                     of days in the month.
May                      30,113 Dth/day                                                $125,369.45

June                     30,113 Dth/day                                                $121,325.28

July                     30,113 Dth/day                                                $125,369.45

August                   30,113 Dth/day                                                $125,369.45

September                30,113 Dth/day                                                $121,325.28

October                  30,113 Dth/day                                                $125,369.45


         2. These delivery service entitlements shall be available at the PEPL-ANR Defiance interconnect, subject to availability, within Buyer's supply plan, of unutilized entitlements at the Indiana Gas Gate on Panhandle Eastern Pipeline.

         3.   Buyer shall pay Seller as follows:

              a. For SDS 1 Variable Costs:
                         Variable cost of $.005/Dth
                         Fuels under applicable tariffs for Panhandle Eastern
                         EFT.

              b. For SDS 1 Demand Costs:
                           Monthly Demand Cost Rate as defined in Paragraph 1 and other applicable pipeline costs if any.

         4. This SDS 1 service expires March 31, 2003.

         5. Sellers provisions of SDS 1 shall be subject to the provisions of service reflected in Panhandle Eastern EFT tariffs, as well as other Panhandle Eastern FERC tariffs as may be applicable to the provision of those services.

                                                               IGC-Appendix M.1
Gas Sales And Portfolio Administration Agreement            Original Page No. 2
                                                                 August 1, 2002

Amendment
---------

         Seller and Buyer agree that this Appendix M.1 may be amended from time to time by mutual agreement of the Parties which amendment ultimately will be memorialized in a revised Appendix M.1.


PROLIANCE ENERGY, LLC.                              INDIANA GAS COMPANY, INC.


By:  /S/ T F Peak                              By:  /S/ William S. Doty
     ---------------------------                    ---------------------------
     Terrence F. Peak                                William S. Doty
     ---------------------------                    ---------------------------
Its: Executive Vice President                  Its: Sr. VP
     ---------------------------                    ---------------------------